Exhibit 10.1

NOTE: PORTIONS OF THIS EXHIBIT ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE REGISTRANT TO THE SECURITIES AND EXCHANGE COMMISSION (“COMMISSION”). SUCH PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION AND ARE MARKED WITH A “[***]” IN PLACE OF THE REDACTED LANGUAGE.

Joint Venture for R&D

Made in Jerusalem this 1 day of June 2000.

BETWEEN:

YISSUM RESEARCH DEVELOPMENT COMPANY

OF THE HEBREW UNIVERSITY OF JERUSALEM.

of 46 Jabotinsky Street

Jerusalem, 191042 Israel

(hereinafter referred to as “Yissum”);

of the one part;

AND BETWEEN:

Intec Pharmaceutical Partnership Ltd.
of
(hereinafter referred to as “the Company”); of the other part;

WHEREAS The Company wishes to enter into joint venture with Yissum including inter alia obtain a license from Yissum for the commercial development, production and marketing of a Product to be based on the Know-How and Research Results, subject to the terms and conditions of this Agreement; and

WHEREAS Yissum agrees to enter into the joint venture and grant the Company a license in accordance with the terms and conditions of this Agreement and subject to the full performance by the Company of its obligations in accordance with this Agreement, and

WHEREAS The Company shall finance the Research which shall be with regard to:

WHEREAS All rights, interest and title in the Know-How are owned solely by Yissum; and

WHEREAS All rights whatsoever in the Research and Research Results shall be assigned by the University, to Yissum;

AND

WHEREAS Yissum agrees to procure the performance of the Research at the University in accordance with the terms and conditions of this Agreement below:

ACCORDINGLY, IT IS WARRANTED, PROVIDED AND AGREED BETWEEN THE PARTIES AS FOLLOWS;

Recitals and Definitions

1.           (a)          The recitals hereto constitute an integral part hereof.

NOTE: PORTIONS OF THIS EXHIBIT ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE REGISTRANT TO THE SECURITIES AND EXCHANGE COMMISSION (“COMMISSION”). SUCH PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION AND ARE MARKED WITH A “[***]” IN PLACE OF THE REDACTED LANGUAGE.

(b)          In this Agreement, unless otherwise required or indicated by the context, the singular shall include the plural and vice-versa, the masculine gender shall include all other genders.

(c)          In this agreement the following expressions shall have the meanings appearing alongside them, unless the context otherwise requires.

“Affiliate” - See definition of Parent below.

“Agreement” - means this agreement together with all the appendices and annexes hereto.

“Development Plan” - As defined in section 8(a).

“Development Results” - means the Development Plan, including any patents, patent applications, information, material, results, devices and know-how arising therefrom.

“Distributor” - Any distributor or marketer who engages, inter alia, in any one of the following activities; makes any payment to the Company which is not considered as Net Sales: undertakes to advertise the Product at its own expense undertakes to obtain relevant authorities approval for the sale of the product and liable for costs incurred in gaining such approval.

“Indemnities” - As defined in section 14(c).

Append. “B”

“Know-How” - means the patents and/or the patent applications listed in Appendix “B” and any information, materials, results, devices and/or know-how relating thereto developed at or by the University and acquired by the University and/or Yissum prior to the signing of this Agreement.

“License” - means the permission and right to be granted by Yissum to the Company to use the Know-How and the Research Results in accordance with section 4 hereinbelow.

“Net Sales” - means all amounts in respect whereof invoices are issued by the Company, a Related Entity, and/or Distributors in connection with the sale of Products. Sales between Related Entities shall not be considered Net Sales unless such Related Entity is the final user of the Product.

Net Sales will be calculated after deducting all discounts and returns given in respect of such sales and deducting sales taxes (including VAT). Such deductions shall be directly related to the sale of Products that were awarded within the regular running of the business of the Company and made at “arms length”. Net Sales will also include any payment received by the Company from any governmental agency directly in relation to sales. In the event of sales not made at “arms length”, Net Sales shall be calculated in accordance with the current market conditions, or in the absence of such conditions, according to reasonable conditions for such sale.

NOTE: PORTIONS OF THIS EXHIBIT ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE REGISTRANT TO THE SECURITIES AND EXCHANGE COMMISSION (“COMMISSION”). SUCH PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION AND ARE MARKED WITH A “[***]” IN PLACE OF THE REDACTED LANGUAGE.

“Parent, Subsidiary or Affiliate” (as the case may be) - means a Related Entity in which the percentage of control is more than 75%.

“Periodic Report” means as defined in section 7(c).

“Product” means any product and/or product component and/or production supplement and/or process directly and/or indirectly based on and/or related to the Know-how and/or the Research Results and/or the Development Results and/or any part thereof.

“Registered Patents” - means all patent applications and/or registered patents detailed in Appendix “B” and/or resulting from the Research and/or Research Results.

“Related Entity” - means any person or organization controlling, controlled by or under common control with the Company, including any parent, subsidiary or affiliate company. The term “control” shall mean direct or indirect ownership of more than 25% (twenty five percent) of the outstanding stock or other voting interest, entitled to vote for the election of directors or to direct the management and policies of any party, directly or indirectly.

“Research” - means the research which shall be carried out and conducted in the University subject to and as detailed in the Research Program under the supervision of the Researcher.

“Researcher” - means Prof M. Friedman, or such other person as determined and appointed from time to time by Yissum to supervise and to perform the Research in accordance with the Research Program.

Append. “D”

“Discounted Royalties” - means an advanced payment which will be a part of the royalty payment as detailed in Appendix “D”.

“Research Period” - means the period set forth in the Research Program for the performance of the Research.

Append. “A”

“Research Program” - the research program relating to the planned performance of the Research attached hereto as Appendix “A”.

“Research Results” - means the Research, including any patents, patent applications, information, material, results, devices and know-how arising therefrom.

NOTE: PORTIONS OF THIS EXHIBIT ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE REGISTRANT TO THE SECURITIES AND EXCHANGE COMMISSION (“COMMISSION”). SUCH PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION AND ARE MARKED WITH A “[***]” IN PLACE OF THE REDACTED LANGUAGE.

Append. “E”

“Royalties” - means royalties calculated on the basis of the Net Sales in accordance with the terms and conditions detailed in Appendix “E” attached hereto as an integral part of this Agreement.

“Sub-License” - As defined in section (6a).

“Sub-License Consideration” - As defined in section (7a).

“Sub-Licensee” - As defined in section (6a).

“Subsidiary” - See definition of “Parent” above.

“University” - means the Hebrew University of Jerusalem/or each of its branches.

The Research and its Performance

2.          (a)          The Company hereby undertakes to participate in the research inter alia by financing performance of the Research in accordance with the terms and conditions in this Agreement.

(b)          Yissum shall procure the conduct of the Research in accordance with the Research Program during the Research Period.

(c)          Yissum may extend the Research Period for a period of up to 90 days by written notice given to the Company at least 30 days prior to the expiration of the Research Period, but the extended period will not be financed by the company.

(d)          If the Research Period is extended pursuant to the provisions of sub-section (c) above or for any other reason, the provisions of this Agreement shall apply to the additional period, mutatis mutandis.

(e)          On the expiration of the Research Period or of the extended period, Yissum shall give the Company a report detailing the results and conclusions of the Research.

(f)           For the avoidance of doubt, the Agreement in general and this section in particular shall not constitute an obligation and/or confirmation on the part of Yissum that any results and/or conclusions will be achieved in consequence of the performance of the Research and/or that a Product may be developed as a result thereof.

Finance of the Research

3.          (a)          In consideration for the performance of the Research and in order to finance it, the Company undertakes to pay Yissum the discounted royalties regarding the Research in accordance with the terms and conditions as detailed in Appendix “D”.

NOTE: PORTIONS OF THIS EXHIBIT ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE REGISTRANT TO THE SECURITIES AND EXCHANGE COMMISSION (“COMMISSION”). SUCH PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION AND ARE MARKED WITH A “[***]” IN PLACE OF THE REDACTED LANGUAGE.

(b)          The provisions of this Agreement shall not prevent Yissum and/or the University and/or the Researcher from obtaining further finance from other entities for the Research, provided that such entities shall not be granted rights in the Research and/or Research Results prejudicing the rights granted to the Company in accordance herewith.

(c)          The Company shall not cease the financing of the Research during the first 12 months of the Research Period. Thereafter the Company may only cease the financing of the Research at one of the termination points specified in the Research Plan. Any such cessation shall be subject to a written notice by the Company to Yissum, at least 30 days prior to the cessation.

(d)          In the event of cessation' of the financing of the Research, in accordance with sub-section (c) above, the Company shall in addition to the above sub-section 3(c) reimburse Yissum only for the expenses incurred in relation to the Research and where approved by the company prior the notice.

(e)          Upon notice of cessation of the financing of the Research in accordance with subsection 3(c) above, this Agreement shall be terminated and the provisions of section 15 shall apply.

The License

4.          Furthermore, Yissum shall grant the Company an exclusive license in the Territory to make commercial use of the Know-how and the Research Results, in order to develop, manufacture and/or market a Product, subject to the terms and conditions hereof.

Term of the License

5.          The License shall end, if not ended or terminated prior thereto pursuant to the provisions hereof, at the later of the following:

(a)          The date of expiration of the last valid Registered Patent in the Territory upon which the Product is partially based.

(b)          The end of a period of 15 years from the date of making the first commercial sale pursuant to the License in accordance with section 8(c) below.

Sub-Licenses

6.          (a)          The Company shall be entitled to sub-license the rights granted in the License, or any part thereof, (herein referred to as “Sub-License”) to third parties and shall disclose to Yissum within thirty (30) days of execution of such a Sub-License all documentation relating directly to the sub-license; provided, however, that if the Company sublicenses a material portion of the Know-how and the Research Results prior to the date which is three years from the date hereof, then the Company shall be responsible for continuing the Research in accordance with Appendix A, only in the event that the Sub-License will not undertake to finance the Research.

NOTE: PORTIONS OF THIS EXHIBIT ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE REGISTRANT TO THE SECURITIES AND EXCHANGE COMMISSION (“COMMISSION”). SUCH PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION AND ARE MARKED WITH A “[***]” IN PLACE OF THE REDACTED LANGUAGE.

The Company shall be entitled to transfer its rights and duties, pursuant to this Agreement, provided however that Yissum will give its consent, in advance. Yissum shall not withhold its consent, without giving reasonable grounds.

(b)          The Company shall adequately disclose to Yissum any other business connection which it now has or is in the process of forming with the Sub-Licensee which may reasonably effect the Company's decision regarding the Sub-Licenses Terms and Conditions.

(c)          The Company shall notify Yissum in writing, whether a proposed Sub-Licensee is a Related Company, Parent, Subsidiary and/or Affiliate.

(d)          Any Sub-License shall be dependent on the validity of the Agreement and shall terminate in whole or in part upon termination of the Agreement or any part thereof.

(e)          The Company undertakes to submit to Yissum in writing the signed confirmation contained in Appendix “H” attached hereto, according to which the Sub-Licensee confirms its undertakings to Yissum.

(f)          For the avoidance of any doubt it is hereby declared that under no circumstance whatsoever shall a Sub-Licensee be entitled to grant the Sub-License or any part thereof to any third party.

Royalties and Reporting

7.          (a)          In consideration for the grant of the License and in addition to the discounted royalties the Company shall pay Yissum Royalties in accordance with the terms set out, specified and detailed in Appendix E attached hereto.

(b)          Thirty days after the end of each calendar half year (January 1, June 31) commencing from the date of the first commercial sale of the Product, the Company shall furnish Yissum with a half report (herein “Periodic Report”) detailing the total sales effected during the Reporting Period and the total Royalties due to Yissum in respect of that period.

(c)          The Periodic Reports shall contain full particulars of all sales made by the Company and/or Sub-Licensees and all of the proceeds obtained by the Company in respect of granting Sub-Licenses pursuant to section 6 above, including sales broken down according to countries, a breakdown of the number of Products sold, discounts, returns, the currency in which the sales were made, invoice date and all other relevant information enabling the Royalties. The Periodic Reports shall also specify any Net Sale to a Related Company and shall set forth full details thereof.

(d)          On the date prescribed for the submission of each Periodic Report, the Company shall pay the Royalties due to Yissum in accordance with the Periodic Report. The value of each sale shall be computed on the date of sale in US Dollars. The Royalties shall be computed and paid in US dollars. Payment of Value Added Tax (if charged, but not including VAT) shall be added to each payment in accordance with the statutory rate in force at such time.

NOTE: PORTIONS OF THIS EXHIBIT ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE REGISTRANT TO THE SECURITIES AND EXCHANGE COMMISSION (“COMMISSION”). SUCH PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION AND ARE MARKED WITH A “[***]” IN PLACE OF THE REDACTED LANGUAGE.

In event that the Company is prohibited under applicable foreign currency laws to transact in US Dollars, payment shall be made in New Israeli shekels according to the representative rate of exchange prevailing on the date of payment.

(e)          The Company shall keep full and correct books of accounts in accordance with General Accepted Accounting Procedures as required by International Accounting Standards enabling the Royalties and Sub-License considerations to be calculated. The Company shall procure that Sub-Licensees, if any, also keep such books of accounts as aforesaid. The Company shall submit to Yissum a report authorized by a certified public accountant containing all the particulars mentioned in subsection (d) above in respect of each Periodic Report detailing the Royalties and Sub-License consideration due to it in respect of the period covered by the Periodic Report. An annual report, authorized by a certified public accountant, shall be submitted at the end of each year, the first year for the purposes of this section commencing on the date the first commercial sale is made, or the date a Sub-License is granted, whichever occurs first.

(f)          Any sum of money due to Yissum which is not duly paid shall bear interest from the due date of payment until the actual date of payment at the maximum rate of interest for the time-being prevailing in respect of unauthorized withdrawals on a credit line at Bank Leumi Le-Israel Ltd. All payments required to be made in accordance with the provisions of this Agreement shall be free and clear of any taxes or withholding of any kind.

(g)          The provisions of this section are fundamental terms of the Agreement and the breach thereof shall constitute a fundamental breach of the Agreement.

Development and Commercialization

8.              (a)          The Company undertakes, at its own expense, to carry out the development and manufacturing work necessary to develop the Product in accordance with the written plan and timetable for the development of the Product, a copy of which is attached hereto as Appendix “F” ( herein “Development Plan”).

(b)          The Company shall provide Yissum with bi-annual reports which shall detail the Development Results and other related work effected by the Company or by any Sub-Licensee during the six months prior to the report. Such report shall also set forth a general assessment regarding the completion date of the development of the Product and the marketing thereof and detail all proposed changes to the Development Plan.

(c)          The Company shall give Yissum written notice of the first commercial sale of the Product by itself or by any Sub-Licensee within 30 days thereof.

NOTE: PORTIONS OF THIS EXHIBIT ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE REGISTRANT TO THE SECURITIES AND EXCHANGE COMMISSION (“COMMISSION”). SUCH PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION AND ARE MARKED WITH A “[***]” IN PLACE OF THE REDACTED LANGUAGE.

(d)          Upon completion of the development, as specified in the Development Plan the Company undertakes to perform all actions necessary to maximize Net Sales on a regular and consistent basis.

Ownership

9.          All rights in the Know-How, the Research, and the Research Results shall be solely owned by Yissum, and the Company shall hold the rights granted pursuant to the License and make use of them solely in accordance with the terms of this Agreement.

Patents

10.         (a)          In accordance to the above mentioned, during the term of the license all rights of the Know-How will be transferred and belong to the company, although the applications and registration will be in the name of Yissum.

(b)          The company shall proceed in registering a patent in the territory at its solely discretion. The applications and registration will be in the name of Yissum at the company's expense. The Company shall consult with Yissum relating to the manner of making applications and registering the patents, including the time of making the applications, the countries where applications will be made and all other particulars relating to patent registration as aforesaid.

(c)          Each application and every patent to be registered as aforesaid shall be made and registered on behalf and in the name of Yissum and at the Company's expense.

(d)          The foregoing constitutes no obligation on the part of Yissum or the Company that patent or patent registration applications will indeed be made and/or registered and/or registrable in respect of the Know-how and/or the Product and/or any part thereof, nor shall such constitute an obligation on the part of Yissum or the Company that a patent registered as aforesaid will afford due protection.

For the avoidance of doubt, it is hereby expressed that the provisions of this Agreement or of Appendix “B” do not constitute confirmation and/or representation by Yissum in connection with the validity and/or applicability of any of the patents and/or patent registration applications detailed in Appendix “B”, and Yissum expresses that it made no examination as to the validity of the patents and/or patent applications as aforesaid before they were submitted for registration.

(e)          The parties shall assist each other in all respects relating to the preparation of documents for the registration of a patent or any patent-related right forthwith upon the other's request.

NOTE: PORTIONS OF THIS EXHIBIT ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE REGISTRANT TO THE SECURITIES AND EXCHANGE COMMISSION (“COMMISSION”). SUCH PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION AND ARE MARKED WITH A “[***]” IN PLACE OF THE REDACTED LANGUAGE.

(f)          The Company undertakes to act forthwith at its own expense to provide protection against a third party's infringement of the Know-how and/or the Product and/or any other right therein and forthwith to advise Yissum upon learning of the infringement The Company shall give Yissum notice of any approach with respect to infringement made to it by a patent examiner and/or attorney in connection with the subject matter of this Agreement. It is agreed that the Company shall reply to such approaches with respect to infringement after consultation with Yissum.

(g)          The Company shall use its reasonable best efforts at its own expense to defend any action, claim or demand made by any entity in connection with rights in the Know-how, or the Product which, if uncontested, would otherwise materially and adversely affect the Company's rights to use such Know-how, Product or Information; the Company shall give notice to Yissum upon learning of any such action, claim or demand as aforesaid.

Confidentiality

11.         (a)          The Company, Yissum and the University warrant and undertake that during the term of this Agreement and subsequent thereto, they shall maintain full and absolute confidentiality and shall also be liable for the employees and/or representatives and/or persons acting on their behalf maintaining absolute confidentiality concerning inter alia, all information, details and data which is in and/or comes to their knowledge and/or that of its employees, representatives and/or any person acting on their behalf directly or indirectly relating to the Research, the Know-How, the Research Results, Yissum, the University, the Researchers and their employees. The Company, Yissum and the University undertake not to convey or disclose anything in connection with the aforegoing to any entity.

(b)          The obligation contained in this section shall not apply to information which is in the public domain as at the date hereof or to information which hereafter comes into the public domain, unless the Company breaches its obligations pursuant to this Agreement as a result thereof the information comes into the public domain.

(c)          Notwithstanding section 11(a) the Company may disclose details and information to its employees and Sub-Licensees, as necessary for the performance of its obligations pursuant to this Agreement, provided that it procures that its employees and Sub-Licensees execute a confidentiality agreement in the form annex hereto as Appendix “G”.

(d)          Without prejudice to the aforegoing, the Company shall not mention the University's and/or Yissum's name, unless required by law, in any manner or for any purpose in connection with this Agreement, the subject of the Research or any matter relating to the Research Results or the Know-How, without obtaining Yissum's prior written consent.

Append. “G”

(e)          Yissum shall procure that its Researchers, employees and/or any other person connected with it with regard to the License execute the confidentiality agreement in the form annexed hereto as Appendix “G”.

NOTE: PORTIONS OF THIS EXHIBIT ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE REGISTRANT TO THE SECURITIES AND EXCHANGE COMMISSION (“COMMISSION”). SUCH PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION AND ARE MARKED WITH A “[***]” IN PLACE OF THE REDACTED LANGUAGE.

(f)          As a precondition to any Sub-License, the Company shall ensure that the Sub-Licensee procure that the employees and persons engaged thereby execute a confidentiality agreement in the form annexed hereto as Appendix “G”.

(g)          The breach of this section, by any person or entity other than Yissum, the University or the Company shall not be deemed a breach of the Agreement, if Yissum, the University or the Company prove that they took all reasonable steps to avoid the breach.

(h)          The end or termination of this Agreement shall not release the parties from their obligations pursuant to this section.

(i)          The provisions of this section shall be subject to permitted publications pursuant to section 12 herein.

Publications

12.        (a)          There will be no publications of the Know - How as long as a patent application has been filed.

(b)          Yissum shall ensure that no publications in writing, in scientific journals or orally at scientific conventions relating to the Development Plan, the Development Results, the Know-How and the Research Results which are subject to the terms and conditions of this Agreement are published by it or its Researchers.

(c)          Notwithstanding as provided in sub-section (a) above, Yissum may publish, or allow the Researcher to publish, the Research Results, and anything relating to the application of the Know-How, the Research, and the Research Results, provided that it obtains the Company's consent. The Company undertakes to reply to such an application by Yissum within 30 days of receiving the application. The Company may only decline such an application upon reasonable grounds which shall be fully detailed in writing.

(d)          Should the Company decide not to allow publication as provided in sub-section (b) above for reasons which in Yissum's opinion are unreasonable, publication shall be postponed for a period of not more than 3 months to enable for the registration of patents.

(e)          The Company hereby undertakes not to publish any information relating to the Research Results, the Know-How, the Product, and/or the Development Results thereof without obtaining Yissum's prior written consent to the publication and the manner of making such publication. Yissum shall not withhold its consent as aforesaid without reasonable grounds.

(f)          The provisions of this section shall not prejudice any other right which the parties have pursuant to this Agreement and at law.

NOTE: PORTIONS OF THIS EXHIBIT ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE REGISTRANT TO THE SECURITIES AND EXCHANGE COMMISSION (“COMMISSION”). SUCH PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION AND ARE MARKED WITH A “[***]” IN PLACE OF THE REDACTED LANGUAGE.

Master and Servant Relationship

13.         It is hereby agreed and declared between the parties that they shall act in all respects relating to this Agreement as an independent contractor and there neither is nor shall be any master and servant or principal and agent relationship and/or partnership in the relationship between the Company and/or any of its employees and Yissum.

Liability and Indemnity

14.         (a)          Yissum expressly disclaims any and all implied or express warranties and makes no express or implied warranties of merchantability or fitness for any particular purpose of the Know-how, the Research and/or the Research Results contemplated by this Agreement.

(b)          Any party shall be liable for any loss, injury and/or damage whatsoever caused to its employees and/or any person acting on its behalf.

(c)          During the Development and Research Period the Company shall procure and maintain comprehensive general liability insurance. Beginning at the time as any Product shall be commercially distributed or sold by the Company or by a Sub-Licensee, the Company shall procure and maintain comprehensive general liability insurance. The minimum amounts of insurance coverage required shall not be construed to create a limit of the Company's liability with respect to its indemnification under this Agreement.

Such comprehensive general liability insurance shall provide:

(i)          Product liability coverage,

(ii)         Contractual liability coverage for the Company's indemnification under this Agreement and in particular as stated in sub-section (b) and

(iii)        Name Yissum as an additional insured.

All required insurance will be at the Company's sole cost and expense.

(d)          The Company shall maintain comprehensive general liability insurance beyond the expiration or termination of this Agreement during the period that a Product relating to and/or developed pursuant to this Agreement is being commercially distributed or sold by the Company and/or Sub-Licensee, unless the Sub-Licensee undertake to maintain that liabilities insurance.

Termination of the Agreement

15.         (a)          Without prejudice to the party's rights at law or pursuant to this Agreement, any party may terminate this Agreement by notice given to the other party in any of the following cases:

NOTE: PORTIONS OF THIS EXHIBIT ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE REGISTRANT TO THE SECURITIES AND EXCHANGE COMMISSION (“COMMISSION”). SUCH PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION AND ARE MARKED WITH A “[***]” IN PLACE OF THE REDACTED LANGUAGE.

(i)          If a receiver or liquidator is appointed for a party and/or the party passes a resolution for voluntary winding up or a winding up application is made against the party and not set aside within 180 days;

(ii)         There shall be commenced against the party any case proceeding or other action seeking issuance of a warrant of attachment, execution, distriaint or similar process against a material portion of the party' s assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 180 days from the entry thereof.

(b)          Without prejudice to the party's rights pursuant to this Agreement or at law, any party shall be entitled to terminate the Agreement on the winding up or bankruptcy of the other party or should the party commit a fundamental breach of the Agreement and not remedy the breach within 30 days of receiving notice of the breach.

(c)          Should the Researcher fail to attain any milestone which will be done during the second and the third year, then the Company shall be entitled to terminate this Agreement within 60 days from a written notice by the Company.

(d)          Upon termination of this Agreement and termination of the License, or upon this Agreement ending for any reason, the License and other rights granted to the Company shall revert to Yissum, as long as the reason for Termination was not a breach of this Agreement made by Yissum. The Company shall return to Yissum, within 14 days of termination, all the materials relating to the Research and/or Know-How and/or Research Results and/or Development Results and/or Product connected with the License, and it may not make any further use thereof. In case of termination as set out herein, the Company will not be entitled to any reimbursement of any amount paid to Yissum in terms of this Agreement, as long as the reason for Termination was not a breach of this Agreement made by Yissum.

(e)          Notwithstanding as aforesaid, the end or termination of this Agreement shall not release the Company or Yissum from the performance of any obligation which it was liable to perform prior to the Agreement's end or termination.

Law

16.         The provisions of this Agreement and everything concerning the relationship between the parties in accordance with this Agreement shall be governed by Israeli law and jurisdiction shall be granted only to the appropriate court in Tel-Aviv.

Miscellaneous

17.         (a)          The parties may transfer and/or assign and/or endorse their rights and/or duties and/or any of them pursuant to this Agreement to another, provided, however, that each party will receive the other party's consent, in advance. Yissum shall not withhold its consent, without giving reasonable grounds.

NOTE: PORTIONS OF THIS EXHIBIT ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE REGISTRANT TO THE SECURITIES AND EXCHANGE COMMISSION (“COMMISSION”). SUCH PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION AND ARE MARKED WITH A “[***]” IN PLACE OF THE REDACTED LANGUAGE.

(b)          The failure or delay of a party to the Agreement to claim the performance of an obligation of the other party shall not be deemed a waiver of the performance of such obligation.

(c)          All payments to be effected in accordance with the terms of this Agreement shall be linked to the Israeli Consumer Price Index, and the month of the signing of this Agreement shall serve as the base for all calculations.

(d)          Each party shall bear its own legal expenses involved in the making of this Agreement.

(e)          The headings to the sections in this agreement are for the sake of convenience only and shall not serve in the Agreement's interpretation.

(f)           This Agreement constitutes a full and complete Agreement between the parties and may only be amended by a document signed by both parties.

(g)          The Company does not have any existing agreement and/or arrangement of any kind with tnn Researcher and or any representative thereof.

(h)          The appendixes annexed hereto constitute an integral part hereof and shall be read jointly with its terms and provisions.

Notices

18.         All notices and communications pursuant to this Agreement shall be made in writing and sent by registered mail to or served at the following addresses:

Yissum Research Development Company
of the Hebrew University of Jerusalem,
POB 4279
Jerusalem 91042

The Company -

or such other address furnished in writing by one party to the other. Any notice sent as aforesaid shall be deemed to have been received seven days after being posted by registered mail.

NOTE: PORTIONS OF THIS EXHIBIT ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE REGISTRANT TO THE SECURITIES AND EXCHANGE COMMISSION (“COMMISSION”). SUCH PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION AND ARE MARKED WITH A “[***]” IN PLACE OF THE REDACTED LANGUAGE.

YISSUM		THE COMPANY

By:	/s/ Perlmutter Mordehai	/s/ Zvi Joseph
Name:	Perlmutter Mordehai	Zvi Joseph
Title:	Managing Director and CEO
Date:	June 7, 2000

/s/ M. Friedman
Prof. M. Friedman

NOTE: PORTIONS OF THIS EXHIBIT ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE REGISTRANT TO THE SECURITIES AND EXCHANGE COMMISSION (“COMMISSION”). SUCH PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION AND ARE MARKED WITH A “[***]” IN PLACE OF THE REDACTED LANGUAGE.

Appendix A

February 2000

Development of technology to expand the therapeutic potential of drugs having a narrow absorption window by means of biodegradable systems retained in the stomach.

Research infrastructure proposal for the development of innovative technology within “Strategic Reserve” 2000 framework.

Submitting:

Head of Research:

Prof. Michael Friedman

Department of pharmaceutics

School of Pharmacy, the Hebrew University

PO box 12065 Jerusalem 91120.

Phone: 02-5758664, Fax: 02-6757246

Dr. Amnon Hoffman – Director of Clinical Pharmacy and Pharmaceutics, School of Pharmacy, Faculty of medicine, the Hebrew University, Jerusalem.

Dr. Eran Lavy - Specialist in clinical medicine of domestic animals, Specialist Veterinary Pharmacology, the Hebrew University Koret School of Veterinary Medicine,

Rishon Le'Zion.

Prof. Joseph Zimmermann - specialist in Gastroenterology, Unit of Gastroenterology,

Department of internal medicine, Hadassah Medical Center, Ein Kerem, Jerusalem.

Prof. Evgeny Libson - specialist in Radiology, Department of Radiology, Hadassah Medical Center, Ein Kerem, Jerusalem.

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Part II: Abstract

Objectives: The objective of the study is to develop a pharmaceutical gastroretentive system (with a prolonged retention property in the stomach) that will expand the therapeutic potential of a wide variety of drugs with ineffective absorption from the gastrointestinal system, and that are characterized by a narrow absorption window.

These drugs are divided into two types:

A.	Drugs from various pharmacological families, clinically used, which bioavailability cannot be improved and duration of action cannot be prolonged using the existing pharmacological technology.

B.	Drugs that demonstrate biological activity in laboratory tests but their development was ceased due to low bioavailability by oral administration and a relatively short half-life.

In order to achieve this purpose, several secondary goals were defined:

1.	Development of an in- vitro gastroretentive system based on multilayer polymeric films and the investigation of the structure, the physical properties and the production processes of the system in order to control its physical parameters.

2.	Demonstrating the gastroretentivity of the pharmaceutical system developed in dog model.

3.	Demonstrating controlled release and enhanced absorption of drugs from this system using a dog model.

4.	Testing the gastroretentivity of the system in humans.

5.	Demonstrating controlled release and enhanced absorption of the drugs from this system in humans.

Methodology:

Execution of section (1) - creating different polymeric layers in controlled production conditions and investigating their physical properties using appropriate methods.

Execution of section (2) – monitoring the transition kinetics of the gastroretentive system marked with contrast medium along the intestinal tract of a dog, using x-rays at appropriate intervals in relation to appropriate control systems.

Execution of sections (3) and (5) will be carried out using pharmacokinetic monitoring of model drugs (such as Riboflavin, Atenolol, Furosemide) after oral administration of the gastroretentive composition, compared to a sustained release and immediate release conventional tablet.

Execution of section (4) - monitoring the transition kinetics of the gastroretentive system in humans gastrointestinal system using a radiological method and γ-scintigraphy method.

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Scientific contribution of the study:

The use of important drugs of different pharmacological groups is limited due to their absorption properties from the gastrointestinal tract after oral administration.

In many cases the drug companies rule out, as of the initial research stages, drugs that are characterized by oral low bioavailability and short biological half-life that require frequent administrations.

The proposed project engages in the development of a technology to resolve the problem of drugs characterized by a narrow absorption window in the duodenum and proximal small intestine in which active absorption is possible.

In order to enable the optimal use of these drugs, a pharmaceutical system will be developed which, after oral administration, will be retained in the stomach and will release the drug in a controlled and slow manner thus providing the drug to the absorption sites of the intestine in slow perfusion, causing both to increase the degree of absorption and prolonging the duration of the absorption. Such pharmaceutical solution has numerous Pharmacokinetic (PK) and pharmacodynamic (PD) advantages.

So far, many efforts have been invested in the academia and the pharmaceutical industry in the development of such technology. Although none of the approaches that have been tested so far succeeded to solve the problem, extensive knowledge has been accumulated on the subject. This work is based on (1) the conclusions drawn from the approaches investigated so far, while combining the advantages learnt from past experience, to achieve an efficient gastroretentive system. (2) The results of the preliminary research conducted so far in our laboratories, essentials of which are protected in patent applications filed recently in Israel and in the United States.

Economic and social contribution of the research

The technology that will be developed, constitutes a non-specific “platform” that will enable to enhance the pharmacotherapeutic effectiveness of a wide range of drugs, some of which would not have reached the clinical phases of development, and therefore constitutes a very low investment in relation to the therapeutic efficacy that will be contributed, by its merit, to the health care system.

The proposed technology will lead to the reduction of side effects, improve compliance to drug therapy, reduce hospitalization time, expand the therapeutic potential and other ancillary advantages. These advantages amount to substantial financial savings to the health care system.

Keywords:

Controlled release; sustained release; gastric retention; gastroretentive; narrow absorption window; drug delivery system; bioavailability; drug therapy; delayed action preparation; local gastro-deudenum disease;

Part III: A detailed description of the research program

Research topic:

The research topic is the development of a technology that will enable the delivery and controlled release of a wide variety of drugs (without limitation of their physicochemical properties) in the stomach.

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Such technology will constitute a significant improvement both in quality and in the cost of drug therapy in a wide variety of treatments.

The use of important drugs, of different pharmacological groups, is limited due to their absorption properties from the gastrointestinal system after oral administration (1). These drugs are characterized by a narrow absorption window in the duodenum and the proximal part of the small intestine (the jejunum), in which an active absorption is enabled through specific carriers in the intestine wall (2).

To allow optimal use of these drugs, there is a need to create a pharmaceutical system, which, after oral administration, will be retained in the stomach and release the drug in a slow and controlled manner, thus the drug will be delivered by slow perfusion to the intestine's absorption sites and lead to the optimization of the absorption (3).

It is known that such pharmaceutical solution has numerous Pharmacokinetic and pharmacodynamic advantages.

For example, lack of efficiency in the treatment of a wide range of drugs is manifested by a partial absorption which requires administrating high doses of the medication or an invasive delivery (booster shot or perfusion).

On the other hand, in the case of rapid absorption, a sharp increase of drug concentrations in the body may cause toxic effects.

Due to the relatively short time period in which the drug is present in the “absorption window” zone, it is impossible to engage the known technologies to the advantage of these medications for controlled release drug delivery, which occurs primarily in the colon.

The limitations in the use of these drugs are causing medical damages to the patient and indirectly generate high costs to the health system.

The retention of the drug in the pharmaceutical dosage form in the stomach enables the prolongation of the drug's perfusion duration from the stomach to the intestine.

This condition improves the absorption efficiency of drugs which have active absorption, and is carried out by specific endogenous carriers in the small intestine.

Increasing the efficiency of absorption will reduce the dosing frequency thus improving the patient compliance to drug therapy. Furthermore, this will reduce the gastro-intestinal side effects resulting from the decrease of the non-absorbable drug that remains in the intestinal tract.

The slow release of the drug from the retentive system will lead to the decrease of the maximal drug concentration (Cmax).

This reduction is manifested in the decrease of toxic side effects which intensity is directly dependent of drug concentration (Concentration dependent).

Additionally, many medications that demonstrate biological activity in laboratory tests fail to reach the development phase due to pharmaceutical reasons (4).

Examples of cessation of drug development due to pharmaceutical reasons are: physical instability, short half-life, low bioavailability after oral administration or lack of an appropriate pharmaceutical technology that will enable the prolongation of the biological activity (for local treatment as well).

The technology of gastroretenrive dosage form (hereinafter GRDF) that will be developed within the framework of this work, will enable the improvement of bioavailability, reduce the frequency of delivery and will prolong the biological activity (for local treatment as well) of various clinically used drugs and of drugs which development was ceased due to lack of an appropriate gastroretentive technology.

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Examples of drugs relevant to the new technology are:

•	Ionic drugs, such as lithium for the treatment of various mental disorders, mainly Bipolar Disorder.
•	Antibiotics drugs of ß-lactam family such as amoxycillin and cephalosporines for the treatment of various Infections.
•	Anti-viral drugs — for instance, important drugs for the treatment of HIV/ AIDS such as Zidovudine (AZT), Didanosine as well as drugs for the treatment of Herpes-simplex (valacyclovir, acyclovir).
•	The key drug for the treatment of Parkinson disease - Levodopa.
•	Various vitamins such as Riboflavin and vitamin E.
•	Drugs from different families for the treatment of hypertension, including diuretics such as furosemide.
•	A drug from the beta blockers family, Atenolol, and drugs from the family of ACE enzyme blockers (such as captopril, enalapril), which molecular structure is peptidomimetic.
•	Methotrexate - an important antineoplastic drug which is also used, through oral administration, to treat autoimmune diseases such as rheumatoid arthritis and psoriasis.

Some examples of absorption problems of drugs with a narrow absorption window:

1.	Acyclovir is the main drug used for the treatment of herpes-type viruses and varicella-zoster virus. Structurally, the drug is a synthetic derivative of nucleic acid guanine and therefore it is absorbed through a carrier of nucleic acids located in the wall of the small intestine.

The bioavailability of the drug is 15% - 30% and its half-life is 2.4 hours (5).

These data and the drug's pharmacodynamics (that requires a constant presence of the therapeutic concentration of the drug in the blood), result in the fact that the patient needs to swallow the drug 5 times a day.

2.	Levodopa is the key drug for the treatment of Parkinson's disease. By its structure it is an amino acid (3, 4 Dihydroxy-phenylalanine) and therefore it is absorbed in an active absorption mechanism from the duodenum and from the small intestine, through a carrier of large neutral amino acids (6). The Pharmacodynamic profile of the drug demonstrates clearly that the decrease of the drug's concentration in the blood below a certain threshold causes an abrupt halt in the drug activity.

This fact accentuates the necessity of a steady and controlled delivery of the drug into the body. For this reason, a sustained release system has been developed in the past for Levodopa. The sustained release composition that was developed, regardless of its advantages compared to conventional tablets which release the drug immediately, still requires a 4 times a day delivery, when patients that have a clear short-term reaction phenomenon of the drug (wearing-off) need to use the sustained released composition at a frequency of less than 4 hours (7).

In comparison with the sustained release composition, an invasive clinical treatment directly perfused into the duodenum with a catheter, marked a spectacular success (8).

The prevention of sharp fluctuations of levodopa concentrations in the blood which are achieved in this manner, leads to the increase of the drug's efficacy for critically ill patients, the decrease of various side effects of the drug, (for example, early morning dystomia, peak dose dyskinesia) and mainly lead to the decrease of wearing off situations which are characteristic to the inefficient absorption of this drug.

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3.	Atenolol is a selectively antagonistic drug to ß1 adrenergic receptor, devoid of intrinsic sympathetic activity. The drug is used for the treatment of hypertension, angina pectoris, angina and tachycardia. The treatment with atenolol in these situations is chronic and usually lifelong. The Activity of the drug is very similar to that of metoprolol both in terms of desired activities and side effects. Findings suggest that both drugs, in high concentrations, lose their selective effects on the activity on receptor ß1, and another activity is also generated on receptors ß2 entailing side effects such as a depressing effect on the respiratory system, aggravation of peripheral vascular disease and aggravation of diabetes conditions (9).

Over ten years ago, a sustained release composition of metoprolol was developed.

It has been established that by administrating the drug in a controlled release delivery, effective drug concentration were achieved throughout the day without high peak concentrations (Cmax) which are responsible for the effects.

It is worth noting that since the introduction of this metoprolol composition in the market, its advantages in terms of effect selectivity and improvement of patient compliance caused that the immediate release composition of this drug is no longer used. The analogy to the case of Atenolol is obvious. The only limitation in this analogy is due to the various properties of this molecule which is more polar

Pka = 9.6, with an Octanol/water distribution coefficients logD = -1.8.

The absorption of atenolol is therefore limited to active absorption processes occurring in the proximal small intestine and only a minimal absorption in the colon (10).

In reference to the above, it is understood that, for this type of drugs, it is not possible to design a sustained release composition based on the existing technologies, for the reason that this composition, after oral delivery, will traverse within a matter of a few hours (4 to 6h) the active absorption sites and reach the colon where an absorption of these drugs to the systemic circulation will not occur, whatsoever.

It is noteworthy that the drugs mentioned above as examples of medical substances appropriate for transport by GRDF, are known and present for quite a while.

Every year, the pharmaceutical companies around the world synthesize thousands of new molecules which are investigated as potential medications. Often, such medications, do not reach clinical applicability due to their absorption limitations by oral administration.

A gastroretentive delivery system will be appropriate to a wide variety of such medications which are in a development process or will be developed in the future.

The principles of the proposed technology:

The new technology under development is a dosage form of two geometric shapes. The first is easy to swallow when folded and stored inside a gelatin capsule and the other is obtained in the stomach after the dissolution of the gelatin capsule. The dosage form is of considerable dimensions as well as of significant mechanical strength so as to prevent a rapid transition from the stomach forward to the gastrointestinal system.

As a matter of fact, the technology under development is the first one to combine all of the following elements:

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1.	Easy swallowing of the GRDF.
2.	Geometry and dimensions proven to be gastroretentive in humans.
3.	Considerable mechanical strength that ensures the retention of the GRDF's geometric in the stomach and prevents its rapid decrease to the dimensions of a conventional dosage form. Without the assurance of the mechanical strength, the dimensions of the composition are meaningless, since the mechanical force exerted by the stomach leads to the rapid decrease of the dosage form and enables its fast evacuation from the stomach.
4.	Degradability of the GRDF through a dissolution and/or disintegration mechanism.
5.	The GRDF consists of polymers approved for use in humans.
6.	The GRDF contains components that enable its rapid disintegration, when necessary, by the alkalization of the stomach; which ensure an especially high safety profile for this system.

The technology is based on the results of the preliminary study conducted so far in our laboratories. The specifications of the GRDF “prototype” under development appear in the preliminary results section.

Scientific and technological background:

Numerous resources have been invested in recent decades, in the academia and in the pharmaceutical industry for the development of complex dosage forms from which the active substance is released in a steady and gradual manner in relation to conventional dosage forms. These sustained release dosage forms can be used for local or systemic treatment and have the following advantages (11):

1.	Reduction of dose frequency.
2.	Decrease of the drug levels fluctuations in the blood.
3.	Improving patient compliance.
4.	Achieving a more uniform effect.
5.	Diminution of side effects.

Nevertheless, the oral sustained release dosage forms, inclusive of all their different types, do not constitute a solution for (1) drugs with a narrow absorption window which are only permeated in the small intestine and duodenum; (2) when there is the need to generate a prolonged local activity of drugs on the wall of the stomach or duodenum, as in the case of ulcer (12).

Many drugs are absorbed mainly in the small intestine due to the fact that the surface available for absorption in the small intestine is enormous (approx.463 m2, about the surface of a basketball court) (3), but they are not absorbed from the colon.

Using a slow release dosage form of these drugs will cause that a small amount of the drug will be available for absorption in the parts where the absorption is efficient. On the other hand, the release of the drug from the composition will actually aim the areas where it has less absorption. The optimal formulation for such drugs is one that will be sustained in the stomach and release the active substance from there in a slow and controlled manner. Retention in the stomach will lead to a slow “perfusion” of the drug from the stomach to its absorption sites and thus enhance the absorption efficiency.

Already some 25 years ago, G. Levy demonstrated that a the prolongation of the retention duration of a drug in the stomach could lead to its enhanced bioavailability (13).

In an experiment he conducted, he found a direct link between the bioavailability of riboflavin and the gastric emptying rate.

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The experiment showed that the biological availability of riboflavin is enhanced if taken with Coke versus diet Coke, whereas with diet Coke, the availability is high compared to administrating the drug with water. The reason for this phenomenon is that the sugar and the phosphoric acid in the Coke prolong the retention of the riboflavin in the stomach and since its absorption window is mainly in the small intestine, its bioavailability increases.

Similarly, with diet Coke, the phosphoric acid causes a prolonged retention of the drug in the stomach, but to a lesser extent in comparison with Coke, because it does not contain sugar.

Figure 1 shows the results of the experiment:

Figure 1. Effect of soft drinks on the bioavailability of Riboflavin in a health adult human subject. plotted are the excretion rates of Riboflavin as a function of time after oral administration of 41 mg. Riboflavin-5-phosphate in 450 ml water, (    ), sugar-free •            coke (    ) and regular cola(    ).                o

(Figure 1 shows the absorbed quantity according to the urinary excretion rate).

In light of these findings and in an effort to enable a local treatment for problems in the stomach and the duodenum, numerous and diverse efforts were invested during a long period of time, both in academia and in the pharmaceutical industry, in the development of appropriate technology for effective GRDF. The many efforts invested to date (14-18) were unsuccessful; therefore nowadays there is not a technological solution in the world for this pharmaceutical problem.

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There are several reasons that led to the failures of the technological developments made thus far. The main reason is the natural physiology of the stomach and the gastrointestestinal system in which, in a state of fasting, there are regular and cyclical peristaltic waves which one of their purposes is to expel residues which were not digested in the fed state from the stomach further to the gastrointestinal tract. Thus, these strong peristaltic waves include a sequence of powerful contractions called housekeeper wave that lasts approximately 5-15 minutes and results in the expulsion of those residues. This wave can also expel from the stomach a pharmaceutical composition (or a part of it).

For this reason, conventional pharmaceutical dosage forms do not stay in the stomach in a fasting state beyond two hours. On the other hand, large dosage forms and objects are propelled from the pylorus and the distal antrum to the proximal antrum.

Other reasons for failing in developing this technology stem from the complexity of the emptying process of the stomach which is affected by the pylorus diameter , effects of food and food composition, concomitance of other drugs, smoking, posture of the body (upright or supine positions of the patient), mental state of the patient, physical activity, different disease states and pregnancy .

The extensive knowledge accumulated in the development and the assessment processes of the various GRDF technologies, allowed us to draw conclusions and to incorporate the physical and geometrical parameters found so far as important in determining the duration of the retention of the GRDF in the stomach, in a synergistic manner that will overcome the physiological emptying processes. These principles were incorporated in the compositions that are listed in the patent applications recently filed in Israel (19) and in the United States (20).

The main technologies developed so far for the purpose of retaining controlled release compositions in the stomach, were (12, 21):

•	Use of transit inhibitors substances. These include auxiliary fatty materials in a formulation such as triethanolamine myristate. Fatty carrier and especially fatty acids, reduce the motility of the stomach and the intrinsic rate of the gastric evacuation. Preliminary experiments on animals have shown a problem of considerable interindividual variance. Another suggested approach was to use anticholinergic drugs (such as Propentelin) that inhibit the transition rate from the stomach to the small intestine by the suppression of the motility of the gastrointestinal system. Such an approach is not desirable due to possible side effects that are added to the medical treatment.

•	Bioadhesion (adhesion of the pharmaceutical formulation to the wall of the stomach or intestine): so far there were no findings of polymers with proven adherence properties to the mucosa, in a manner that could notably prolong the retention time of solid dosage forms in the stomach of dogs or humans. Apparently, the reason for the failure derives from the rapid turnover rate (turnover) of the epithelial cells and the mucus layer in the wall of the stomach and the typical motility in the stomach as well as the proteolytic activity therein. It is well known that the turnover of the cells on the surface of the stomach, especially in fasting state, can occur every few minutes up to several hours.

•	Floating systems: systems that include polymeric matrices with effervescent component (e.g. dry sodium bicarbonate) or matrices containing chambers of liquid that gasify at body temperature. Matrices that contain bicarbonate, upon contact with the acid medium of gastric fluids, a carbon dioxide gas (C02) is liberated and entrapped in the polymeric matrix. The decrease of the specific gravity should result in buoyancy. One of the reasons for the failure of this approach was that the amount of fluids in the stomach, in a fasting state, is not sufficient for the buoyancy of the dosage form and all the stomach's content empties within a few hours due to the physiological motility.

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•	“Heavy” dosage forms: these dosage forms were based on the fact that the lower area of the stomach antrum is lower than the “gatekeeper” area (the pylorus), thus the sinking to the bottom of the stomach could lead to a prolonged retention of the dosage form in the stomach. Accordingly, there was an attempt to develop dosage forms with a specific gravity higher than the specific gravity of the gastric fluids.

This approach failed and it was found in animal studies that the retention time in the stomach was not longer compared to conventional pharmaceutical compositions.

•	Dosage forms with variable geometry: In order to develop dosage forms that would be too large to pass from the stomach to the duodenum, two configurations were developed. One small for easy swallowing and a second, larger, which is obtained immediately upon arrival at the stomach. The second configuration should be too large to pass in an immediate manner from the stomach to the intestine and should simultaneously dissolve or disintegrate to ensure its evacuation from the stomach. The initial developments of these dosage forms were for veterinarian purposes (14). One of the obstacles in the development of such a system for humans derives from the potential danger that such compositions delivered in multi unit dosage forms will remain in the stomach without evacuating (22).

The development and assessments of various GRDFs were documented in numerous patents (23-26) and in scientific literature (1, 12, and 21).

Following are some examples of patents filed in this field:

US Patent 5,651,985 (27) describes a system that consists of a mixture of polyvinyl-lactams and polyacrylates which are characterized by a considerable swelling in the stomach.

US Patent 5,217,712 (28) describes a system that consists of biodegradable, cross-linked, polyorthoesters that expands from their compressed state upon delivery. The acidic environment of the stomach leads to the degradation of the polymers in the system and thus allows the evacuation of the system from the stomach. The system is characterized by a considerable elasticity.

US Patent 4,434,153 (29) describes a system that consists of polymeric layers generated from hydrogel that absorbs fluids from the stomach, swells and expands in the stomach. It also consists of tiny particles dispersed throughout the polymeric matrix; these particles have a core containing a drug and fatty acid that surrounds the core.

Of all the approaches that have been explored so far, it was concluded that the important parameters for the retention in the stomach, are the geometric dimensions and spatial form (2). A group of researchers from the pharmaceutical company MSD has reached the most advanced stages of developing a dosage form, based on this principle, on human beings (30-32). However, these works focused on compositions of a physical size of approximately 2 cm long dimension, which eventually did not lead to a successful retention in human stomach.

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Unlike the aforementioned technologies, the dosage form being developed in our laboratories is based on dimensions which were proven in the literature as gastroretentive dimensions for foreign objects. These gastroretentive data show that blunt objects with less than 5 cm length or less than 3 cm diameter are evacuating from the stomach further to the gastrointestinal system and away from it without difficulty (33, 34). Accordingly, the developed GDRF reaches, after its expansion in the stomach, such or larger dimensions in order to facilitate retention in the stomach. In addition to geometric dimensions we found that the physical- mechanical properties of the composition in terms of strength, elasticity and plasticity, have a synergistic effect which considerably increases the probability of retention in the stomach, and this combination of properties is essential for achieving a breakthrough in the development of the proposed technology.

Furthermore, contrary to the characteristics of foreign bodies trapped in the stomach, the proposed dosage form undergoes a process of dissolution and/or disintegration which ensure its evacuation from the stomach after the drug is released from it.

The suitability of the study to the priority areas as published in Call for Proposals:

The study is infrastructural and innovative in the field of pharmaceutics, and as will be described in the section on the expected benefits of the study, it has applicable feasibility and a great economic potential. The study integrates several research groups contributing knowledge in the physical, pharmaceutical, biological and medical aspects required to overcome the difficulties involved in the development of the innovative technology.

The proposed technology provides answers to the lack of a pharmaceutical gastroretentive solution and the success of the project is expected to lead to economic success as a result of its implementation.

The expected benefits from the research:

The proposed technology uses biodegradable polymers approved for use in humans. The development costs are for the delivery system itself which will constitute a broad “platform” suitable for a wide variety of drugs.

The investment, compared to the investment required for the development of a new drug, is relatively modest. Since the polymers that comprise the product are approved for use in humans and are relatively inexpensive, the long and expensive process of toxicological testing, customary in new drugs, is expected to be, in this case, infinitely shorter and cheaper. This would lead to the possibility to sell the improved composition at the same cost as the compositions available today and thus, seize a huge market share in a relatively short time by virtue of the therapeutic advantages deriving from this new technology.

Since this is a technology that consists of a solution for a wide variety of clinically used drugs, and it could lead to the applicability of many drugs which development is currently stopped due to pharmaceutical considerations of lack of pharmaceutical technology for an appropriate delivery, the investment in its development is highly worthwhile in relation to the potential market it would serve. The considerable efforts invested so far by giant companies such as Roche, Alza, ALAN and Merck in the development of a similar technology, establish clearly that its target market is huge and the economic potential is substantial.

In order to clarify the size of such market, presented below are the global sales figures of a number of drugs which activities will be improved by the proposed technology:

•	Global sales of amoxycillin (in AugmentinR composition) are over 3 billion Dollars.

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•	Global sales of all the orally administered beta-lactam class antibiotics market (which all have a “narrow absorption window”) are 5 times larger in volume:

•	Global sales of acyclovir are 1.9 billion dollars.

•	Global sales of zidovudine (AZT) are 940 million dollars.

•	Global sales of didanosine are 300 million dollars.

•	Global sales of levodopa are 350 million dollars.

•	Global sales of metformin are 1,160 million dollars.

•	Global sales of captopril are 1,600 million dollars.

•	Global sales of atenolol are 1,260 million dollars.

•	Global sales of furosemide are 500 million dollars.

As evidently clear from these figures, the economic viability of this project which allows the takeover of an important segment of the pharmaceutical market is enormous, given the large volume of sales in this sector. In addition, improving the efficacy of drug treatment is of a crucial necessity for the health systems in the face of the sharp increase in the costs of treatments and the lack of funds to cover these costs, in Israel and around the world.

The technology to be developed consists of a non-specific “platform” that will enable to enhance the drug therapy of a wide variety of drugs, and therefore constitutes a very low investment in relation to the efficacy of treatment that will be enhanced, by its merit, to the health care system. The benefits of reducing side effects, the increase in the compliance to drug therapy, reducing bacterial resistance, decreasing hospitalization time, expanding the therapeutic potential and other ancillary benefits, all amount to substantial fmancial savings to the healthcare system and establish the necessity of the proposed technology for caregivers organizations and bodies.

Detailed program of the study:

The specific objectives are:

1.	The development of an in- vitro gastroretentive system based on polymer layers and the investigation of the structure, physical characteristics and production processes of the system in order to control its physical parameters.

2.	Assessment of the gastroretentivity of the pharmaceutical system developed in a dog model.

3.	Demonstration of controlled release and enhanced absorption of medications of this system using a dog model.

4.	Characterization of the retention mechanism of the composition in a dog stomach.

5.	Examination of the gastroretentivity of the system in humans.

6.	Demonstration of controlled release and enhanced absorption of this system in humans.

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Methodology:

Execution of section (1) - using IR spectroscopy, DSC, SEM, optical microscopy, UV spectroscopy, atomic absorption spectroscopy, goniometric method to characterize the contact angle on the surface and measurement of mechanical properties.

The microscopic methods, IR spectroscopy and the calorimetric method

(Differential Scanning Calorimetry, DSC) will provide information on the solubility of the polymer layers components into each other. These methods will enable to track the changes in solubility after aging processes (rigidity of the polymeric matrix during the shelf life of the composition) that the composition might be subjected to during its stay on the shelf. Measurement of the mechanical properties (Yield strength, Young's modulus of elasticity) will be conducted by means of the stress-strain test using the Instron testing machine. This method enables to plan a composition that has optimal mechanical properties. Furthermore, the method allows the tracking of mechanical changes that the formulation undergoes after aging.

UV spectroscopy and atomic absorption spectroscopy will enable the characterization of the release kinetics of different drugs (e.g. Riboflavin and lithium carbonate respectively) from the dosage form. A Goniometric method for measuring the contact angle of the surface will allow an assessment of the hydrophobicity / hydrophilicity of the surface, in order to prevent the adhesion of the composition to itself in In-vivo conditions during the wetting of the dosage form by the stomach fluids.

Execution of section (2) - tracking the transition kinetics of the gastroretentive system marked with contrast medium along the intestinal tract of a dog, using x-rays at predetermined and appropriate intervals.

Each dog, at any point in time, will be photographed from two different angles (ventral-dorsal and right lateral) for accurate identification of the anatomical location of the gastroretentive system in the gastrointestinal system.

The marking of the system will be performed by the incorporation of contrasting fibers into different areas of the composition, in a defined and penetrable manner that will allow determining, aside from the anatomical position of the gastroretentive system, the extent of its physical entirety and the dimensions that it occupies in the stomach.

From our point of view, The dog model constitutes a complementary system for the investigation of the in- vitro technology and allows identifying which of the physical changes in the “prototype” of the composition helps to improve the gastroretentive properties, the release and the degradability rate of the GRDF. Thus and so, this model constitutes a crucial step toward the investigation this technology performances on humans.

Execution of sections (3) and (6) using a pharmacokinetic monitoring of model drugs (such as Atenolol, Furosemide Riboflavin) after oral administration of the composition, in comparison with a sustained release conventional tablet and an oral solution.

Measuring the model drugs concentrations in the blood will be executed using a chromatographic method.

Execution of section (3) shall be in parallel to the use of a radiological method as described in section (2) to track the anatomical location of the composition in the dog's intestinal tract to ratify that the blood concentrations do correspond to the location of the composition , and will contribute to prove the concept of improving the bioavailability of these drugs using the gastroretentive approach.

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Execution of section (4) will be carried out using Immunochemistry methods which enable monitoring hormones that affect the motility of the intestinal tract, in order to demonstrate that a prolonged retention of the composition in the stomach does not cause a change in these hormones' levels, meaning that it is in a mechanism that combines physical size and mechanical properties only, and not due to the delay of the physiological peristalsis.

Execution of section (5), using a radiological method and y-scintigraphy method considered as state of the art in tracking the progress of pharmaceutical dosage forms in the body after different deliveries such as oral and pulmonary deliveries. The method requires the incorporation of Samarium Oxide ( Sm152) to the dosage form, in a quantity of several milligrams only (according to the dimensions of the dosage form). The stable isotope turns into a radioactive isotope (Sm153) by exposing the dosage form to neutrons bombardment. There is a need to verify that there is no change in the physical properties of the dosage form after the neutrons bombardment. The intensity and timing of the bombardment are planned so that when swallowing, each dosage form contains 1 MBq of Sm153 (35). The volunteers will swallow the dosage form in a fasting state and will be photographed at appropriate intervals.

The radiological method will be used in preliminary trials to track the transition kinetics of the GRDF in the intestinal tract. At a later stage, these findings will be verified using they-scintigraphy method which enables a precise and detailed tracking of the dosage form. The characterization with this method will be executed on the optimal formulation in humans. The high safety profile of the y-Scintigraphy method and the monitoring quality on the dosage forms in the human body has become a state-of-the-art method for monitoring pharmaceutical dosage forms in the human body. Israel has no knowledge of using this method in pharmaceutics. The experiment will be carried out as a service work by Pharmaceutical Profiles Company in Nottingham, United Kingdom. This company accumulated an extensive experience in this area, and is considered to be the leading company in the world for pharmaceutical uses of Y-scintigraphy method.

Timetable of work execution:

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Legend

Phase 1: Development and characterization of advanced GRDF based on the in- vitro “prototype”. The analysis will include the use of methods described in the methodology section.

Output: The improved developments will be tested on a dog model (phase 2). The development will take place in parallel and based on the results obtained in steps 3-4 and will enable the development of an optimal dosage form for trials in humans.

Phase 2: characterization of residence time in a dog stomach of compositions with different geometrics, various dimensions and different mechanical properties which are made from different components.

Output: the characterization of the link between the abovementioned parameters and the extent of residence in the dog model stomach will facilitate selecting the preferred dosage form for experiments in human subjects.

Phase 3: Incorporation of drugs into the GRDF and kinetic characterization.

Output: the dosage form will release model drugs in a controlled and sustained manner and the characterization of the parameters affecting the in-vitro release kinetics will allow control on the drugs release kinetics from the dosage form in in-vivo conditions.

Phase 4: Pharmacokinetic characterization of the GRDF in dogs.

Output: demonstrating that a gastroretentive dosage forms allows obtaining a steady level of model drugs in the blood over time and an enhanced bioavailability in dogs.

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Phase 5: Characterization of the retention mechanism of the composition in dogs.

Output: demonstrating that the composition does not affect levels of hormones which affect the motility of the gastrointestinal system, and the retention mechanism does not include changes in the cyclic peristalsis, but it is rather based on a combination of physical size and mechanical characteristics only.

Phase 6: Characterization of the GRDF gastroretentivity in humans.

Output: demonstrating that the dosage form proved to be gastroretentive in dog models is gastroretentive in humans as well.

Phase 7: Pharmacokinetic characterization of the GRDF in humans.

Output: demonstrating that a gastroretentive dosage forms allows obtaining a steady level of model drug in the blood over time and an enhanced bioavailability in humans.

Phase 8: Writing reports and articles based on the results that will be achieved in the study.

Output: Publication of the articles in professional journals of pharmaceutical sciences.

Methodology of the collaborative research group:

The various research groups collaborating in this project are working together for several years to achieve the research objectives of this project. It can be seen in the timetable how the contributions of the different groups integrate together.

For example, the characterization of the parameters affecting the release kinetic of drugs from the in vitro dosage form which is executed in phase 3, will enable controlling the parameters affecting the release kinetic of in vivo dosage form set in phases 4 and 7. In this manner, the in vivo release kinetic will be optimized.

Similarly , the physical characterization of different compositions in phase 1 include also an assessment of the mechanical characterization, thus the results obtained in the mechanical characterization, will allow to find a link between the mechanical properties and the extent of retention in the stomach as set in phases 2 and 6 for the optimization of the composition.

The study will be conducted in three centers: The pre-clinical part will take place at the School of Veterinary Medicine in Rishon Le'Zion; the chemo-physical development at the laboratory of Professor Friedman in the Department of pharmaceutics.

The pharmacokinetic assessment and clinical trials will be conducted by Dr. Hoffman while the radiological research which will be conducted by Prof. Libson and the gastroenterology support that will be provided by Prof. Zimmermann will be combined together and will take place at the faculty of medicine “Hadassah” Ein Kerem.

The State of the art in the world:

The accepted work method in the world for sustained oral administration of drugs is the administration of sustained release conventional tablets. This objective can be achieved through several methods (36), however, there is no application of these methods in a gastroretentive technology, as described.

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The Level of the research group in relation to the pertaining global activity:

The Level of the research group on the field of sustained release drugs both from conventional compositions and novel compositions, is extremely high. Various compositions designed by this research group are clinically used on a daily basis, in Israel and throughout the world, after some of them were approved for use by eligible health authorities including the FDA. as an example of the group's competency to develop a new technology to the level of industrial production and clinical use, it is worth noting that Prof. Freedman, the head of the proposed research, has developed technologies of the controlled release of drugs for the field of dentistry and for other drug treatments which are remarkably successful, among them TheotrimR, Dilatram SRR, Perio-SensR (37), PeriochipR (38).

The research group has filed patent applications in the Israeli (19) and American (20) patent authorities. The preliminary results obtained in the present study (as will be described below) , position the group at the forefront of gastroretentive dosage forms research.

Out of the large number of groups in the world working in the field of sustained release drugs, some deal with the attempts to develop GRDF. Most of the current studies are based on principles such as buoyancy of the dosage form over the stomach fluids (39, 40) with the purpose to overcome the obstacles of previous developments which turned out to be problematic and did not yield the desired results.

As was also reported in a recently published summarizing article (21), currently there is not any research group in the world that works on the development of GRDF based on the principles of technology developed in our laboratories (which is based, as stated, on the combination of size, geometric shape and mechanical strength).

The dosage form that is being developed in our laboratories relies on the findings of other groups as a basis for an improved development of GRDF.

The relative advantages of the research group:

1.  The group consists of academic scholars highly experienced in developing novel, applicable pharmaceutical technologies as well as clinicians experienced in gastroenterological aspects and in suitable imaging techniques.

2.  Extensive knowledge has been accumulated during the research work of this team in recent years. The knowledge was accumulated after inferences and conclusions drawn from findings of previous work conducted on the subject throughout the world.

Identifying the vulnerabilities of earlier technologies that failed in achieving the goals, allows to avoid repeating the mistakes of the past and to address more promising concepts.

These relative advantages are the added value necessary for the success of the project.

Preliminary results relevant to the proposal:

The current phase of the project is the result of a research effort that lasted about 3-4 Years and was funded by internal funds of the Hebrew University in Jerusalem. During this period, different polymeric layers were developed which led to the formation of preliminary compositions that comply with the gastroretentive requirements in a dog model.

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In a pharmacokinetic research with GRDF that was developed according to the proposed technology, there was a demonstration of a prolonged and sustained release and enhanced absorption. The compositions are based on polymers approved for human use by health authorities around the world.

Development of dosage forms and experiments on dogs.

Several dosage forms have been developed that demonstrated, in experiments on dogs, as having retention properties in the stomach. Examples of dosage forms that retain in the stomach:

Dosage form A:

A schematic description of the dosage form is represented in figure 2 on page 17.

The GRDF shape is rectangular and its dimensions in its expanded form are 5 cm X 2.5 cm.

The dosage form consists of 3 layers whereas the two external layers are identical (sandwich).

Both external layers (layers A in figure 2) are a system of semi interpenetrating network type (SEMI-IPN). SEMI-IPN is a type of system consisting of two polymers, which only one of them is cross linked (appears as a network).

These layers are composed of a mixture of glycerin as a softener at a rate of 20%, enteric polymer (polymer soluble in a neutral medium of the intestine but not soluble in acidic medium of the stomach is a type of methacrylic – methylmethacrylate acid at a ratio of 1:2 respectively (with the trade name of Eudragit S, hereinafter referred to as ES) at a rate of 30% and Byco protein which is a product of enzymatically hydrolysed gelatin with a molecular weight of 10,000 to 12,000, cross linked with glutaraldehyde at a rate of 50% of this layer, while the amount of glutaraldehyde is 4% in weight ratio to the Byco.

The inner layer is made of polymeric layers frame with considerable mechanical strength (detailed in the results below) which is a mixture of polylactic acid (hereinafter referred to as I-PLA) and ethyl cellulose in a ratio of 9 : 1 respectively (polymeric layers B in Figure 2). The frame is 0.5 cm width and consists of 4 strips. In the long dimension of the dosage form, the length of the strips is 4.5 cm while in the short dimension the strips' length is 2 cm. The thickness of the strips is approximately 0.65 mm. In the center of the inner layer there is a polymeric layer (polymeric layer C in figure 2) containing the model drug (riboflavin) at a rate of 30% in a mixture with the enteric polymer (shellac) at a rate of 70%.

The external layer is enveloped by another thin layer of (Microcrystalline cellulose) avicel (layer D in Figure 2) which role is to prevent the adherence of the dosage form to itself during the in-vivo wetting process. Such adherence may prevent the expansion of the dosage form to the desired size and adding this layer has demonstrated its effectiveness.

Figure 2 “Prototype” of GRDF developed in our laboratories.

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A.	External layer (polymeric layers that consist of cross-linked byco, Eudragit S and glycerin).

B.	Strips of polymeric layers with considerable mechanical strength (A mixture of ethyl cellulose, L - Polylactic acid).

C.	Inner layer (polymeric layer that contains the drug).

D.	A thin layer of Avicel (for preventing the adherence of layer A to itself).

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Dosage form B:

This dosage form was used as a control trial (placebo) and does not contain, in the central layer, strips with considerable yield strength. This dosage form is of identical size as dosage form A, i.e. a rectangle in the dimensions of 5cm X 2.5 cm.

Dosage form C:

This dosage form is similar to dosage form A; however the length of the rigid strips of the I- PLA- ethyl cellulose mixture do not exceed 2.1 cm in the long dimension. I.e. on each side of the long dimension of the rectangle there are two strips of 2.1 cm length with 2 mm space between them. There is also a space of 2 mm between the strips in the long dimension and the strips in the short dimension.

Dosage form D:

This dosage form is similar to dosage form A; however the length of the rigid strips of the I- PLA- ethyl cellulose mixture do not exceed 1 cm in the long dimension. I.e. on each side of the long dimension of the rectangle there are four strips of 1 cm length with 2 mm space between them. There is also a space of 2 mm between the strips in the long dimension and the strips in the short dimension.

Dosage form E:

This dosage form is similar to dosage form A; however the polymeric layer that compose the rigid strips is comprised of ethyl cellulose (97%) which is softened by Methyl citrate (3%). The thickness of the strips is identical to the thickness of the strips in dosage form A.

Dosage form F:

This dosage form is similar to dosage form A; however the thickness of the rigid strips is approximately 0.2 mm

Dosage form G:

The dosage form components are identical to those of dosage form A; however it has a square shape of 2.5 cm x 2.5 cm.

The length and width of each of the four rigid strips is 2 and 0.5 cm respectively, and the size of the inner layer of the shellac-riboflavin polymeric layers is 1.5 cm X 1.5 cm. the size of the external layers are the same as the dosage form's size 2.5 cm X 2.5 cm.

In addition to dosage form B, an additional control trial was performed with non-degradable tablets of 8 mm diameter and 3 mm thickness that contained Ethyl cellulose (98%) and Polyvinylpyrrolidone (2%).

Role of the dosage form components:

As described above, the dosage form is built in the form of a sandwich.

The external dual layer (Layer A in figure 2) has 3 roles:

A.	Maintaining the physical entirety of the dosage form so that components of the inner layer (polymeric layers B, C in figure 2) will not be subject to disintegration.
B.	Controlling the pace of solubility of the external layer allows control of the disintegration pace that the dosage form will undergo.
C.	This layer contributes to control the rate of drug release from the dosage form.

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The external layer contains also ES which roles are:

A.	Increasing the yield strength and rigidity of the external polymeric layer (as will be detailed below) ;
B.	Ensuring that the external layer will indeed dissolve in the continuation of the gastrointestinal system where it is soluble.
C.	The possibility of dissolving the dosage form in the stomach, if needed, by its alkalization. As mentioned above, the inner layer consists of a mixture of drug and a polymer, and of strips of considerable yield strength and rigidity.

Experiments to characterize the parameters affecting residence time in dogs' stomach:

Each experiment was carried out in 6 Beagle breed dogs with a weight range from 10.8 Kg to 17.4 Kg, including 2 males and 4 females. The experiment was carried out in a fasting state, after at least 18 hours fasting, whereas, throughout the duration of the experiment, the dogs were given water ad libitum. Each composition contained contrasting threads to x-rays (standard surgical gauze pads) that were fixed in the composition during the preparation. The composition is inserted, after being folded, into a gelatin capsule. Just before swallowing the composition, each dog received (through a gastric tube) 400 ml of acidic buffer solution ( (PH = 1.5) designed to simulate the acidity in a human stomach. Monitoring the transition kinetics of the composition in the stomach and along the gastrointestinal tract was carried out using x-rays in intervals of 1, 2, 4, 6, 8 and 13 hours after the administration of the drug. Each dog was filmed at any point in time from 2 angles (ventral-dorsal and lateral -right).

Additionally, further x-rays were performed later to ensure that the drugs are excreted spontaneously from the stomach without external intervention. All experiments began at 17:00.

Results:

Table 1 describes the number of dosage forms, out of the 6, that remained in the stomach at each time point.

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One can see the effect of the pharmaceutical formulation on the duration of the retention in the stomach and that it is possible to assure retention of over 13 hours in the stomach.

Dosage form B, which was used as a control (Placebo), is retained much more briefly, similarly to the non degradable tablets.

It can be seen, already at the two hours time point, that three of the six type B dosage forms reached the intestine. The maximum time in which the control dosage form was retained in the stomach was 6 hours (one of six dosage forms).

X-rays performed at a later time demonstrated that all the dosage forms were excreted from the dogs' stomach spontaneously, without any external intervention.

Conclusions:

Drugs with strips of considerable mechanical strength own a gastroretentive property as opposed to dosage forms that are devoid of these strips and non-degradable tablets.

The purpose of dosage forms C - F in comparison to dosage form A is to examine the effect of the length of rigid strips (dosage forms C-D), the different polymeric layers that consist of the rigid strips (dosage form E) the thickness of rigid strips (dosage form G) and the different sizes of dosage forms (dosage form G) on the extent of gastroretentivity.

The results show that dosage forms with thinner or smaller rigid strips can be used to achieve a similar gastroretentivity. Replacing the polymeric layer that consists of the rigid strip, reducing the thickness of the rigid strips and even reducing the dosage form size by half (dosage form G), produce similar results as the “prototype” (dosage form A).

However, the existence of rigid strips is essential.

Experiments to assess the effect of a sustained release gastroretentive dosage form on the bioavailability and pharmacokinetic profile in comparison to administrating oral solution and intravenous injection.

In order to assess the effect of the mode of administration on riboflavin bioavailability, 6 Beagle dogs with a weight range from 10.8 Kg to 17.4 Kg, comprising of 2 males and 4 females, which were in a fasting state for at least 18 hr before and during the experiment, while all this time were provided with water ad libitum, received 100 mg riboflavin-5-phosphate by 3 different modes of administration: (1) 5 ml of sterile isotonic solution of the drug given by intravenous injection, in addition to oral administration of 400 ml acidic buffer solution (pH=1.5) delivered to the stomach by a gastric tube; (2) solution of the drug in 400 ml of the same acidic buffer solution; (3) GRDF device similar to device A (described in page 17, except that the matrix layer in the center of the device consisted of shellac-riboflavin-5-phosphate at a ratio of 4.5:5.5 respectively.

The device releases the drug in a sustained release manner and was administered folded inside a gelatin capsule soon after the administration of 400 ml of the buffer solution.

Following each administration blood samples (4 ml) were collected into heparinized test tubes wrapped in aluminum foil (to protect from light), for modes (1) and (2) at times 0, 0.25, 0.5, 1, 1.5, 2, 2.5, 3, 3.5, 4, 6, 8, 11, 24 hours, and for mode (3) at times 0, 0.5, 1, 1.5, 2, 2.5, 3, 4, 6, 9, 12, 15, 18, 21, 24, 27, 30, 33, 36 and 48 hours. Plasma was separated using centrifugation (4000 rpm for 10 minutes), and stored at —20° C pending analysis.

Subsequent to the GRDF administration (mode 3), X-ray images were taken from the same angles mentioned above (page 18) at times 4, 6, 8, 12, 24, 36 and 48 hours, to monitor the location of the delivery system. The dogs were allowed to eat 24 hrs after the beginning of the experiment and on.

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Riboflavin plasma concentrations were determined as follows: 100 mcl of trichloroacetic acid (20%) were mixed with 300 mcl of a plasma sample. After the centrifugation of the mixture (13,000 rpm for 10 minutes) the upper liquid (supernatant) was separated and kept warm for 10 min at 85° C. After additional centrifugation (13,000 rpm for 10 minutes), 60 mcl of the solution were injected to HPLC system with C18 column, and mobile phase that consisted of 15% acetonitrile in solution A (10 mmol potassium dihydrogen phosphate/L and 5 mmol hexanesulfonic acid/L), brought to pH = 3 (using orthophosphoric acid) at a flow rate of 1 ml/min. A spectrofluorometric detector set at 445 nm for excitation wavelength and 530 nm for emission wavelength detected the drug. Drug concentrations were determined with appropriate standard curves.

Figure 3 presents the riboflavin plasma concentrations in the dogs vs. time after administration of 100 mg riboflavin-5-phosphate in the 3 modes of administration.

Effect of mode of administration of 100 mg riboflavin-5-phosphate on mean riboflavin plasma concentration in dogs. Drug given either as IV bolus, oral solution or gastroretentive dosage form (n=6)

The slopes of the log-terminal following the three modes of administration were 0.44±0.13, 0.35±0.14 and 0.021±0.014 hr-1 for intravenous, oral solution and GRDF, respectively. According to these results (no statistically significant difference between the injection and oral solution) it can be concluded that the rate of riboflavin elimination is 0.4 hr-' (as found following both IV and oral administration of the solution). This finding also verifies that the rate of riboflavin absorption is faster than the rate of evacuation.

On the other hand, the fact that the log-terminal slope following the GRDF administration is considerably slower than the evacuation process indicates that this is flip-flop type kinetics, and this slope represents the absorption rate of the drug, thereby confirming that the sustained release of the drug from the GRDF is the rate-determining step in the absorption process.

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The bioavailability of riboflavin after oral administration of the solution was found to be 5.8±2.2%, while the GRDF bioavailability was significantly larger.

Up until 48hrs after administration, a 4 fold increase in the bioavailability was obtained and theoretical calculations based on the found pharmacokinetic parameters, demonstrated a significant increase of the bioavailability (by 10 to 20 fold than the one obtained after the solution administration mode).

“[***]”

Experiment to control the release of the active agent from the polymeric layer:

Sandwich systems were prepared in dimensions of 2.5 cm x 2.5 cm in which the internal polymeric layer measured 2 cm x 2 cm. The external polymeric was as discussed in the experiments of dog model while the Internal was a mixture of shellac-riboflavin at a ratio of 1: 1 in figure 6 and 3: 1 in figure 7, respectively. The extraction medium for each dosage form was 900 ml of acidic buffer (pH-2.2). The experiments were conducted at 37° C in the second dissolution according to USP method, paddle rotation speed was kept at 100 rpm Each experiment was conducted at least twice in triplicate.

Samples of 3.5 ml were collected at regular times while returning an equivalent amount of buffer solution to the extraction medium of exhaustion at every time period. Riboflavin concentrations were measured in a spectrophotometer at a wavelength of UV 444 nm against a calibration curve.

The aim of the experiment described in figure 6 is to examine whether it is possible to control the release rate of riboflavin using compositions of different thickness of internal polymeric layers.

The aim of the experiment described in Figure 7 is to examine whether it is possible to control the release rate of the drug from the composition by taking advantage of the fact that the drug is not dispersed in a uniform manner in the thickness dimension of the inner polymeric layer (C in Figure 2) but rather sets in the internal polymeric layer during its preparation so that the lower part of the polymeric layer contains higher drug concentrations than its upper part. In order to investigate whether it is possible to take advantage of this uneven dispersion, two compositions were prepared in which both external layer entrap two identical internal polymeric layer joint to each other. The adherence of the two internal was in a manner that the upper sides face each other and the lower sides face the external polymeric layers (upper-upper in the chart).

In another composition, both lower sides of the polymeric layers were attached (glued) to each other in a manner that the upper sides were attached to the external polymeric layers (lower-lower in the chart) whereas in a third composition, the upper side of one internal polymeric layer was attached to the lower side of another internal polymeric layer (upper-lower in the chart).

Figure 6: The effect of the thickness of the internal polymeric layer on the release rate of riboflavin in an acidic medium.

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Figure 7: The effect of different form of attachment (gluing) of the internal polymeric layer on the release rate of riboflavin in an acidic medium.

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Results and conclusions

As can be seen in chart 6, a composition with a thinner internal polymeric layer released the riboflavin in a faster rate. This result is expected since in the thinner composition, the distance that the drug molecules have to traverse through the enteric polymer shellac is shorter.

Figure 7 shows that it is possible to control the release rate of the drug from the composition by using different attachment forms. Attaching two internal polymeric layers in a manner that an upper side is glued to an upper side and the two lower sides are glued to the external polymeric layers, lead to the acceleration of the release rate. Attachment of a lower side to a lower side in a manner that the two upper sides face the upper external polymeric layers sides slows the release rate. This result is expected in light of the aforementioned. When the upper sides of the internal polymeric layers are glued to each other, twice, then the drug, concentrated at the bottom of polymeric layer, must traverse a smaller diffusion distance through the enteric polymer shellac, on its way to the extraction medium and vice versa. Thus, In practice, different forms of attachment of the same internal polymeric layers allow to control the release rate by determining the diffusion distance that the molecules of the released drug need to traverse.

Experiment that illustrate the control of the dissolution rate of the external polymeric layer:

As described above, the polymeric layer comprising the external films in the composition must undergo a gradual dissolution that will allow the product to pass from the stomach to the duodenum.

Controlling the rate of Byco protein, which is the primary component of the external film, is achieved by cross linking varying quantities of glutaraldehyde.

Figure 8 describes polymeric layers which are cross linked in different sizes when the cross linked amount of glutaraldehyde in relation to the Byco is 1%-5% in weight. The experiment was conducted under the same conditions as experiments that demonstrated control on the release rate of riboflavin from different polymeric layers. The determination method of the dissolution rate of protein Byco was the Lowry method of determining protein. The measurements were performed by UV spectrophotometer at 730 nm wavelength against a suitable calibration curve.

Result and conclusion:

Raising the cross linking percentage reduces the solubility of Byco protein which is the main component in the external polymeric layer. By changing the amount of the glutaraldehyde cross linking, it is possible to control the dissolution rate of Byco protein.

Figure 8: The effect of glutaraldehyde percentage on the dissolution rate of Byco protein from a polymeric layer containing Byco, ES, glycerin and glutaraldehyde in acidic medium.

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The means available to the researchers:

The laboratories of the researchers Prof. Michael Friedman and Dr. Amnon Hoffman who collaborate on the pre-clinical development are equipped with all the instruments and equipment required for the development of sustained release dosage form of drugs and for the pharmacokinetic evaluation and activity of drugs. Both laboratories are located on the same floor in the Department of Pharmacology in the school of pharmacy of the Hebrew University. The equipment includes all the standard laboratorial accessories, HPLC, centrifuges, a caleva device for the investigation of the release rate from tablets (and other pharmaceutical compositions) that comply with the American standard, computers etc.

A DSC device and UV spectrophotometer are available to researchers in the Department of Pharmacy and a fluorimeter device (which may be used for the characterization of the release kinetics of drugs) is at their disposal in the Department of Chemistry of the school of pharmacy.

At the Inter-Departmental Equipment department of the Faculty of Medicine (adjacent to the school of pharmacy) there are available to researchers, IR spectroscopy measurement device, a device for measuring atomic absorption, a scanning electron microscopy device SEM, and an optical microscope. A device for characterizing mechanical properties (instrom) and a goniometric device for measuring contact angle on the surface are available to researchers and are located at the Casali Institute of applied chemistry at the Faculty of science of the Hebrew University which is located at Givat Ram.

NOTE: PORTIONS OF THIS EXHIBIT ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE REGISTRANT TO THE SECURITIES AND EXCHANGE COMMISSION (“COMMISSION”). SUCH PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION AND ARE MARKED WITH A “[***]” IN PLACE OF THE REDACTED LANGUAGE.

Dr. Eran Lavy supervises the experiments in dog model and is the expert of the veterinary school of the Hebrew for veterinary Pharmacology with specific expertise in gastroenterology. He possesses all the knowledge, tools, and expertise to conduct the study, and has conducted similar studies several times in the past. At his disposal are the animals and dogs shelters of the veterinary teaching hospital of the Hebrew University that are operated in high standards and in accordance with the Protection of Animals Act.

A unique and sophisticated x-ray machine for pets is at the disposal of Dr. Lavy at the Veterinary Hospital. All experimental protocols are approved by the Institutional Ethics Committee.

Prof. Evgeny Libson from the Radiology Department at Hadassah Ein Kerem is in charge of the experiments of radiological monitoring of dosage forms in the intestinal tract of humans and the gastroretentive characterization of this model. He possesses the required knowledge and experience to perform these experiments.

Prof. Josef Zimmermann from the gastroenterology unit of the Internal Medicine Division at Hadassah Ein Kerem Medical Center, is the clinical-medical responsible of the trials to evaluate the composition in humans. He is an expert in gastroenterology and has conducted similar studies several times in the past.

The pharmacokinetic research, determining drug concentrations in blood in dog model and in humans and pharmacokinetic analysis of the data will be conducted by Dr. Amnon Hoffman who has extensive experience in the subject.

The necessary knowledge for a detailed monitoring of pharmaceutical dosage forms in the y-y-scintigraphy method does not exist in the country, therefore this work service will be executed in Nottingham, United Kingdom by a company that specializes in servicing this method, PHARMACEUTICAL PROFILES.

The technical work will be executed by the laborants of our laboratories and by the PhD. student, Eitan klausner that will carry out the proposed project within the PhD. studies framework and under the guidance of Prof. Friedman and Dr. Hoffman.

NOTE: PORTIONS OF THIS EXHIBIT ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE REGISTRANT TO THE SECURITIES AND EXCHANGE COMMISSION (“COMMISSION”). SUCH PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION AND ARE MARKED WITH A “[***]” IN PLACE OF THE REDACTED LANGUAGE.

Bibliography

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15.	Patel, V. R. and Amiji, M. M. Preparation and characterization of freeze-dried chitosan-poly (ethylene-oxide) hydrogels for site-specific antibiotics delivery in the stomach, Pharmaceutical Research. 13: 588-593, 1996.
16.	Desai, S. and Bolton, S. A floating controlled-release drug delivery system: in vitro-in vivo evaluation, Pharmaceutical Research. 10: 1321-5, 1993.
17.	Johnson, R. H. and Rowe, E. L. Medicinal dosage forms of unpolymerized thiolated gelatin with a cross-linking accelerating agent providing slowly released medication from a swollen matrix. U.S. Patent 3,574,820: Upjohn Company, 1971.
18.	Mamajek, R. C. and Moyer, E. S. Drug-dispensing device and method. U.S. Patent 4,207,890: McNeilab, Inc., 1980.
19.	Friedman, M., Klausner, E., Lavy, E., and Hoffman, A. Gastroretentive controlled release pharmaceutical dosage forms. Israel patent application number 133196, 1999.
20.	Friedman, M., Klausner, E., Hoffman, A., and Lavy, E. Gastroretentive controlled release pharmaceutical dosage forms. US patent application submitted, 2000.

NOTE: PORTIONS OF THIS EXHIBIT ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE REGISTRANT TO THE SECURITIES AND EXCHANGE COMMISSION (“COMMISSION”). SUCH PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION AND ARE MARKED WITH A “[***]” IN PLACE OF THE REDACTED LANGUAGE.

21.	Hwang, S. J., Park, H., and Park, K. Gastric retentive drug-delivery systems, Critical Reviews in Therapeutic Drug Carrier Systems. 15: 243-84, 1998.
22.	Vere, D. Death from sustained release morphine sulphate, Lancet 1: 1477, 1984.
23.	Caldwell, L. J., Gardner, C. R., and Cargill, R. C. Drug delivery device which can be retained in the stomach for a controlled period of time. U.S. Patent 4,735,804: Merck & Co., Inc., 1988.
24.	Caldwell, L. J., Gardner, C. R., Cargill, R. C., and Higuchi, T. Drug delivery device which can be retained in the stomach for a controlled period of time. U.S. Patent 4,758,436: Merck & Co., Inc., 1988.
25.	Caldwell, L. J., Gardner, C. R., and Cargill, R. C. Drug delivery device which can be retained in the stomach for a controlled period of time. U.S. Patent 4,767,627: Merck & Co., Inc., 1988.
26.	Curatolo, W. J. and Lo, J. Gastric retention systems for controlled drug release. U.S. Patent 5,443,843: Pfizer Inc., 1995.
27.	Penners, G., Klemens, L., and Gehr, J. P.-v. Expandable pharmaceutical forms. U.S. Patent 5,651,985: Bayer Aktiengesellschaft, 1997.
28.	Pogany, S. A. and Zentner, G. M. Bioerodible therrmoset elastomers. U.S. Patent 5,217,712: Merck & Co., Inc., 1993.
29.	Urquhart, J. and Theeuwes, F. Drug delivery system comprising a reservoir containing a plurality of tiny pills. U.S. Patent 4,434,153: Alza Corporation, 1984.
30.	Cargill, R., Caldwell, L. J., Engle, K., Fix, J. A., Porter, P. A., and Gardner, C. R. Conrrolled gastric emptying. 1. Eflects of physical properties on gastric residence times of nondisintegating geometric shapes in beagle dogs, Pharmaceutical Research. 5: 533536, 1988.
31.	Cargill, R., Engle, K., Gardner, C. R., Potter, P., Sparer, R. V., and Fix, J. A. Controlled gastric emptying. 2. In-vitro erosion and gastric residence times of an erodible device in beagle does, Pharmaceutical Research. 6: 506-509, 1989.
32.	Fix, J. A., Cargill, R., and Engle, K. Controlled gastric emptying. 3. Gastric residence time of a nondisintegrating geometric shape in human volunteers, Pharmaceutical Research. 10: 1087-89, 1993.
33.	Hamilton, J. K. and Palter, D. E. Gastrointestinal foreign bodies. In: M. H. Sleisenger and J. S. Fordtran (eds.), Gastrointestinal Disease, Fifth edition, Vol. 1, pp. 286-290. Philadelphia: W. B. Saunders Company, 1993.
34.	Hamilton, K. and Ploter, D. Foreign bodies and bezoars. In Feldman, B. F. Scharschmidt, and M. H. Sleisenger (eds.), Sleisenger & Fordtran's Gastrointestinal and Liver Disease, 6 edition, Vol. 1, pp. 331-335. Philadelphia: W. B. Saunders Company, 1998.
35.	Adkin, D. A., Kenyon, C. J., Lerner, E. I., Landau, I., Strauss, E., Caron, D., Penhasi, A., Rubinstein, A., and Wilding, I. R. The use of scintigraphy to provide “Proof of concept” for novel polysaccharide preparations designed for colonic drug delivery, Pharmaceutical Research. 14: 103-107, 1997.
36.	Hui, H. W., Lee, V. H. L., and Robinson, J. R. Design and fabrication of oral controlled release drug delivery systems. In: J. R. Robinson and V. H. L. Lee (eds.), Controlled Drug Delivery, 2 edition, pp. 373-423. New York: Marcel Dekker, Inc., 1987.

NOTE: PORTIONS OF THIS EXHIBIT ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE REGISTRANT TO THE SECURITIES AND EXCHANGE COMMISSION (“COMMISSION”). SUCH PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION AND ARE MARKED WITH A “[***]” IN PLACE OF THE REDACTED LANGUAGE.

37.	Friedman, M., Steinberg, D., Soskolne, A., and Sela, M. Sustained release pharmaceutical compositions. Eur. Patent 873,042,659, 1987.
38.	Friedman, M. Dental composition for hypersensitive teeth. U.S. Patent 5,403,577: 1995.
39.	Atyabi, F., Sharma, H. L., Mohammad, H. A. H., and Fell, J. T. In vivo evaluation of a novel gastric retentive formulation based on ion exchange resins, Journal of Controlled Release. 42: 105-113, 1996.
40.	Whitehead, L., Fell, J. T., Collett, J. H., Sharma, H. L., and Smith, A. Floating dosage forms: an in vivo study demonstrating prolonged gastric retention, Journal of Controlled Release. 55: 3-12, 1998

APPENDIX "B"

לשימוש הלשכה
For Office Use

מספר: Number	133196
תאריך: Date	29-11-1999
הוקדם/נדחה Ante\Post-dated	

THE PATENTS LAW, 5727 - 1967

6191/ph/99

בקשה לפטנט
Application for Patent

אני, (שם, המבקש, מענו ולגבי גוף מאוגד - מקום התאגדותו)
I (Name and address of applicant, and in case of body corporate - place of incorporation)

יישום בע"מ חברה לפיתוח המחקר של האוניברסיטה העברית בירושלים
חברה ישראלית בערבון מוגבל
ז'בוטינסקי 46, ירושלים

Inventors:
- Michael Friedman
- Eytan Klausner
- Eran Lavy
- Amnon Hoffman

ממציאים:
- מיכאל פרידמן
- איתן קלויזנר
- ערן לביא
- אמנון הופמן

Owner, by virtue of the Law

בעל אמצאה מכח הדין

an invention the title of which is
(Hebrew)

שם ההמצאה הוא
(בעברית)

צורות מינון רוקחיות בעלות שחרור מבוקר המושהות בקיבה

(English)

(באנגלית)

GASTRORETENTIVE CONTROLLED RELEASE PHARMACEUTICAL DOSAGE FORMS

hereby apply for a patent to be granted to me in respect thereof.

מבקש בזאת כי ינתן עליה פטנט

• בקשת חלוקה - Application of Division	• בקשת פטנט מוסף - Application for Patent Addition	דרישת דין קדימה Priority Claim		
מבקשת פטנט from Application No. מס' Dated מיום	• לבקשה/לפטנט to Patent/Appl. No. מס' Dated מיום	מספר/סימן Number/Mark	תאריך Date	מדינת האגוד Convention Country
• יפוי כח: כללי/ מיוחד - רצוף בזה/ עוד יוגש P.O.A.: general/ individual -attached/to be filed later filed in case 104830 הוגש בענין				
המען למסירת מסמכים בישראל Address for Service in Israel LUZZATTO & LUZZATTO לוצאטו את לוצאטו P.O. Box 5352 ת.ד. 5352 Beer-Sheva 84152 באר שבע 84152				
חתימת המבקש Signature of Applicant לוצאטו את לוצאטו ב"כ המבקשת LUZZATTO & LUZZATTO ATTORNEYS FOR APPLICANTS		היום 29 בחודש נובמבר שנת 1999 This 29 of November of the year 1999		
				לשימוש הלשכה For Office Use

טופס זה, כשהוא מוטבע בחותם לשכת הפטנטים ומושלם במספר ובתאריך ההגשה, הינו אישור להגשת הבקשה שפרטיה רשומים לעיל.
This form, impressed with the Seal of the Patent Office and indicating the number and date of filling, certifies the filing of the application the particulars of which are set out above.

מחק את המיותר
Delete whatever is inapplicable

רשם הפטנטים

NOTE: PORTIONS OF THIS EXHIBIT ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE REGISTRANT TO THE SECURITIES AND EXCHANGE COMMISSION (“COMMISSION”). SUCH PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION AND ARE MARKED WITH A “[***]” IN PLACE OF THE REDACTED LANGUAGE.

GASTRORETENTIVE CONTROLLED RELEASE PHARMACEUTICAL DOSAGE

FORMS

NOTE: PORTIONS OF THIS EXHIBIT ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE REGISTRANT TO THE SECURITIES AND EXCHANGE COMMISSION (“COMMISSION”). SUCH PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION AND ARE MARKED WITH A “[***]” IN PLACE OF THE REDACTED LANGUAGE.

The rationale for developing expandable drug delivery systems is based on the nature of the pyloric antrum that, by means of antiperistaltic motion, retropels large bodies away from the pylorus back to the fundus and body of the stomach, thus prolonging their gastric retention time (GRT). Such dosage forms should preferably be designed to undergo biodegradation or disintegration, to enable their evacuation from the stomach.

US Patent No. 3,574,820 teaches the use of a gelatin matrix which hydrates in the stomach, gels, swells and cross-links with N-acetyl-homocysteine thiolactone to form a matrix too large to pass through the pylorus.

US Patent No. 4,207,890 discloses a drug dispensing device which comprises a collapsed, expandable imperforate envelope, made of a non-hydratable, body fluid and drug-permeable polymeric film, which contains the drug, and an expanding agent also contained within the polymeric envelope which, when in contact with body fluids, causes the envelope to expand to a volume such that the device is retained in the stomach.

US Patent No. 4,434,153 describes a device comprised of a matrix formed of a hydrogel that absorbs and imbibes fluid from the stomach, expands and swells, in order to retain in the stomach for an extended period of time, and a plurality of tiny pills dispersed throughout the matrix, having a drug-containing core and a fatty acid and wax wall surrounding the core.

A significant disadvantage of the devices of the above publications is that they appear to ignore natural contractions of the stomach which may contribute to a rapid diminishing of size, leading to early removal of the device from the stomach. These devices lack the mechanical strength required to withstand the natural mechanical activity that includes contractions of the stomach.

U.S. Patents Nos. 4,767,627, 4,735,804 and 4,758,436 present dosage forms of various geometries: continuous solid stick; tetrahedron; planar disc; multi-lobed flat device; and ring. The devices are compressible to a size suitable for swallowing, and are self-expandable to a size which prevents passage through the pylorus. They are sufficiently resistant to forces of the stomach to prevent rapid passage through the pylorus for a pre-determined period of time and erode in the presence of gastric juices. The devices are homogenous, namely they contain the same polymer constitution in different areas of the device. The tetrahedron presented in Patent No. 4,735,804 is homogenous in its four lobes, which are attached to each other by a polymeric matrix.

2

NOTE: PORTIONS OF THIS EXHIBIT ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE REGISTRANT TO THE SECURITIES AND EXCHANGE COMMISSION (“COMMISSION”). SUCH PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION AND ARE MARKED WITH A “[***]” IN PLACE OF THE REDACTED LANGUAGE.

The medicaments are incorporated into the device as a liquid solution or suspension, which may necessitate the addition of mentioned preservatives or buffering agents. Alternatively, the controlled release drug module may be tethered or glued to the device.

US Patents Nos. 5,002,772 and 5,443,843 disclose an oral drug delivery system having a delayed gastrointestinal transit which releases the drugs contained therein a controlled manner and which in their expanded form resist gastrointestinal transit. These delivery systems comprise a non-continuous compressible element and an attached controlled release drug-containing device.

US Patents Nos. 5,047,464 and 5,217,712 describe a system comprising big-erodible, thermoset, covalently cross-linked, poly(ortho) ester polymers, which expand from a compressed state upon delivery thereof. The acidic environment of the stomach eventually results in the degradation of the polymers within the system, thus permitting its removal from the stomach. The system is characterized by high resiliency.

Finally, U.S. patent No. 5,651,985 describes a system devised from a mixture of polyvinyl-lactams and polyacrylates which are characterized by their high degree of swelling in the stomach, resulting in its retention in the stomach for a prolonged period of time.

Notwithstanding the developments in gastric retention devices, known devices still suffer many drawbacks, and there is need for yet improved delivery systems. The present invention is aimed at such improved devices, which would overcome the drawbacks of known devices.

3

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Summary of the Invention

The present invention relates to a pharmaceutical gastroretentive drug delivery system for the controlled release of an active agent in the gastrointestinal tract, which comprises a pharmaceutically effective amount of at least one drug; a matrix having a two- or three-dimensional geometric configuration comprising (1) a biodegradable polymer selected from a hydrophilic polymer which is not instantly soluble in gastric fluids; and/or an enteric polymer substantially insoluble at pH less than 5.5; or a mixture of at least one said hydrophilic polymer and at least one said enteric polymer; or (2) a non-degradable polymer, provided that the matrix formed therefrom has a size that does not retain in the stomach more than a conventional dosage form; or (3) a mixture of at least one polymer as defined in (1) with at least one polymer as defined in (2); and a continuous or non-continuous membrane affixed to said matrix, said membrane comprising at least one polymer having a substantial mechanical strength; wherein said drug is embedded in said matrix.

The delivery device of the present invention may further comprise a shielding layer covering at least one face of said matrix and optionally covering all or part of said membrane, said shielding layer comprising a hydrophilic polymer which is not instantly soluble in gastric fluids alone or in combination with an enteric polymer substantially insoluble at pH less than 5.5.

In addition, the delivery device of the invention may optionally further comprise a suitable plasticizer.

The delivery device of the invention is particularly suitable for the delivery of drugs which have a narrow absorption window in the gastrointestinal tract, or for local treatment of the gastrointestinal tract. The drug may also be a drug that degrades in the colon. The device of the invention may be used for delivery of drugs to both humans and other mammals.

The hydrophilic polymer of the device of the present invention may be a protein, a polysaccharide, a polyacrylate, a hydrogel or a derivative of such polymers. The polymer may be cross-linked with a suitable cross-linking agent.

The said enteric polymer may be shellac, cellulose acetate phthalate, hydroxypropyl methylcellulose phthalate, hydroxypropyl methylcellulose acetate succinate or methylmeth acrylate-methacrylic acid copolymer.

The delivery system may also comprise a mixture of said hydrophilic polymer and said enteric polymer.

4

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The said non-degradable polymer may be ethylcellulose or a coplymer of acrylic acid and methacrylic acid esters, preferably having from about 5 to 10% functional quaternary ammonium groups. Other suitable polymers are polyethylene, polyamide, polyvinylchloride, polyvinyl acetate and mixtures thereof. The said membrane may comprise degradable polymer/s, nondegradable polymer/s or mixtures thereof.

The said anti-adhering layer may comprise a pharmaceutically acceptable cellulose or derivative thereof, silicate or an enteric polymer substantially insoluble at pH less than 5.5.

The delivery device of the invention is particularly suitable for the treatment of gastrointestinal associated disorders selected from peptic ulcer, nonulcer dyspepsia, Zollinger-Ellison syndrome, gastritis, duodenitis and the associated ulcerative lesions, stomach or duodenum neoplasms.

Description of the Figures

Figure 1	is a partially fragmented exploded perspective view of an embodiment of a device according to the present invention.

Figure 2	is a partially fragmented exploded perspective view of a modification of the embodiment shown in Figure 1.

Figure 3	is a partially fragmented exploded perspective view of another embodiment of a device according to the present invention.

Detailed Description of the Invention

Prolonged gastroretentive pharmaceutical dosage forms for releasing a drug in a controlled manner, such as that of the present invention, may provide many therapeutic benefits. One application in which the gastroretentive controlled delivery device of the invention may he advantageous is the administration of drugs having a narrow absorption window. These drugs are usually absorbed in limited segments of the upper parts of the gastrointestinal tract (most often in the duodenum and jejunum). In addition, many of these drugs are absorbed by active transport systems in the aforementioned upper parts of the gastrointestinal tract, or are poorly soluble at intestinal medium pH. It has been shown that prolonged duodenal delivery of drugs having a narrow absorption window enhances their bioavailability and evidently their therapeutic effect. One example for such an enhancement is the improved bioavailability and therapy of levodopa, infused directly into the duodenum.

5

NOTE: PORTIONS OF THIS EXHIBIT ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE REGISTRANT TO THE SECURITIES AND EXCHANGE COMMISSION (“COMMISSION”). SUCH PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION AND ARE MARKED WITH A “[***]” IN PLACE OF THE REDACTED LANGUAGE.

Another application in which use of a prolonged gastroretentive drug delivery system may be advantageous is local treatment of diseases of the stomach or duodenum. Targeting the drug to the pathological tissue is usually preferable for treatment of localized disorders, as the concentration of the drug attained in the diseased tissue or organ is higher than its systemic concentration, resulting in effectiveness of the drug in the target organ or tissue, with reduced systemic side effects.

The delivery system of the invention is also suitable for veterinary use, for the treatment of mammals, particularly domesticated animals and pets.

The present invention therefore relates to a pharmaceutical gastroretentive drug delivery system for the controlled release of a drug in the gastrointestinal tract, which system comprises a pharmaceutically effective amount of at least one drug; a matrix having a two- or three-dimensional geometric configuration comprising (1) a biodegradable polymer selected from a hydrophilic polymer which is not instantly soluble in gastric fluids; and/or an enteric polymer substantially insoluble at pH less than 5.5; or a mixture of at least one said hydrophilic polymer and at least one said enteric polymer; or said matrix comprises (2) a non-degradable polymer, provided that the matrix formed therefrom has a size that does not retain in the stomach more than a conventional dosage form; or a mixture of at least one polymers as defined in (1) with at least one polymer as defined in (2); said system also comprising a continuous or non-continuous membrane affixed to said matrix, said membrane comprising at least one polymer having a substantial mechanical strength: wherein said drug is embedded in said matrix.

By the term “a size that does not retain in the stomach more than a conventional dosage form” is generally meant a size that does not retain in the fasted stomach for over 2 hours.

By the term “a polymer which is instantly soluble in gastric fluids” is meant a polymer which dissolves in the stomach within about 15 minutes from administration. Such polymers are, for example water-soluble polymers independent of the pH of the environment (for example BycoR or hydroxypropyl methylcellulose (HPMC)).

6

NOTE: PORTIONS OF THIS EXHIBIT ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE REGISTRANT TO THE SECURITIES AND EXCHANGE COMMISSION (“COMMISSION”). SUCH PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION AND ARE MARKED WITH A “[***]” IN PLACE OF THE REDACTED LANGUAGE.

By the term “a polymer which is not instantly soluble in gastric fluids” is meant a polymer which will gradually dissolve in the stomach during its stay therein. Such polymers are, for example, cross-linked polymers which would dissolve at a rate of about 50% of the polymer over 24 hours.

In order to control the mechanical strength, erosion and release characteristics of the drug or combinations of drugs contained in the delivery device, pharmaceutically acceptable, non-toxic fillers may optionally be added to the matrix. Examples for such fillers are starch, glucose, lactose, inorganic salts such as sodium or potassium chloride, carbonates, bicarbonates, sulfates, nitrates, silicates and alkali metals phosphates and oxides.

The membrane may be replaced by a suitable inert metal, e.g. titanium, or meal alloys, incorporated into the polymers of the invention. Such metals or alloys serve in preventing the device from rapidly diminishing upon administration.

The gastroretentive delivery device of the invention may further optionally comprise a shielding layer covering at least one face of said matrix and optionally covering all or part of said membrane, the shielding layer comprising a hydrophilic polymer which is not instantly soluble in gastric fluids, alone or in combination with an enteric polymer substantially insoluble at pH less than 5.5.

In addition, the device may be further coated with a pharmaceutically acceptable anti-adhering layer, to prevent its outer layers from adhering to each other in the folded configuration, thus enabling it to unfold during the wetting process in the gastric lumen after administration thereof.

The delivery device of the invention may further optionally comprise a pharmaceutically acceptable plasticizer. The plasticizer may be contained in any of the parts of the device, for example in the matrix, in the shielding layer or in the membrane. The plasticizer may be any suitable plasticizing agent, as known to the man of the art. For example; the plasticizer may be an ester, such as a phthalate ester, phosphate ester, citrate ester, fatty acid ester and tartarate ester, glycerine or glycol derivatives, or sorbitol. The plasticizer in the shielding layer is preferably glycerine.

7

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Further, the delivery device of the invention may optionally comprise a suitable gas-forming agent or a mixture of such gas-forming agents. An example of a gas-forming agent is sodium hydrogen carbonate or the like, which generate gas in an acidic environment like that of the stomach. Other gas-forming agents may be liquid substances which generate gas in the gastric medium at body temperature (34°C-40°C). The gas-forming agent may be in combination with said matrix or directly or indirectly affixed thereto.

Each of the components of the device may he affixed to other components, to form the device, by any conventional method known to the man of the art of pharmacy and drug design, for example, by heating or melting each layer or using compatible conventional adhesive materials, such as a-cyanoacrylates, acrylic or methacrylic adhesives, epoxides or plasticized polyvinyl adhesives. However, 'gluing' of the layers may preferably be performed with organic solvents, which slightly dissolve the polymers, such as ethyl alcohol, acetone, methylene chloride, chloroform or carbon tetrachloride.

The hydrophilic polymer suitable for the matrix or shielding layer of the delivery device of the invention may be any hydrophilic substance such as a protein, a polysaccharide, a polyacrylate, a hydrogel or a derivative of such substances.

Examples of proteins are proteins derived from connective tissues, such as gelatin and collagen, or an albumin such as serum albumin, milk albumin or soy albumin. In preferred embodiments, the hydrophilic polymer is gelatin or a gelatin derivative, preferably enzymatically hydrolyzed gelatin. A specific example is enzymatically hydrolyzed gelatin having a molecular weight of 10,000-12,000.

Examples of suitable polysaccharides are sodium alginate or carboxymethylcellulose.

8

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Other hydrophilic polymers may be polyvinyl alcohol, polyvinyl pyrrolidone or polyacrylates, such as polyhydroxyethylmethacrylate.

The hydrophilic polymer of the invention may be cross-linked with a suitable cross-linking agent. Such cross-linking agents are well known to the man of the art of pharmacy and drug design. These may be, for example, aldehydes (e.g. formaldehyde and glutaraldehyde), alcohols, di-, tri- or tetravelent ions (e.g. aluminum, chromium, titanium or zirconium ions), acyl chlorides (e.g. sepacoyl chloride, tetraphthaloyl chloride) or any other suitable cross-linking agent, such as urea, bis-diazobenzidine, phenol-2,4-disulfonyl chloride, 1.5-difluoro-2,4-dinitrobenzene. 3.6-bis-(mercuromethyl)-dioxane urea, dimethyl adipimidate, N.N'-ethylene- bis - (iodoacetamide) or N-acetyl homocysteine thiolactone. Other suitable hydrogels and their suitable cross-linking agents are listed, for example, in the Handbook of Biodegradable Polymers [A. J. Domb, J. Kost & D. M. Weisman, Eds. (1997) Harwood Academic Publishers], incorporated herein by reference.

A preferred cross-linking agent is glutaraldehyde.

The enteric polymer in the delivery device of the invention is preferably a polymer substantially insoluble in a pH less than 5.5. Such polymers, generally called enteric polymers, are used in the pharmaceutical industry for enteric coating of tables. Examples of such polymers are shellac, cellulose acetate phthalate, hydroxypropyl methylcellulose phthalate, hydroxypropyl methylcellulose acetate succinate or methylmethacrylate-methacrylic acid copolymers.

There are several advantages in combining the matrix or the shielding layer with an enteric polymer, as enteric polymers have improved mechanical properties (e.g. Young's modulus and yield strength). The addition of an enteric polymer to the shielding layer was shown to prevent rapid rupture of the shielding layer in vitro. A further advantage of using an enteric polymer is to ensure the complete dissolution and/or disintegration of all the components of the device, e.g. the matrix, the shielding layer and the membrane, in the intestine, had it not already occurred in the stomach.

9

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A preferred enteric polymer according to the invention may be methylmethacrylate-methacrylic acid copolymer, at a ratio of 2:1 ester to free carboxylic groups.

According to a specific embodiment of the invention, the matrix comprises a drug embedded in an enteric polymer. In one such specific embodiment, the shielding layer comprises about 50% of the hydrophilic polymer which has been suitably cross-linked to reduce its solubility, about 30% enteric polymer and about 20% plasticizer.

As an alternative, the matrix of the delivery device of the invention may comprise a non-degradable polymer. Examples of non-degradable polymers which may be employed within the delivery device of the invention are ethylcellulose or an acrylic acid-methacrylic acid esters copolymer, having from about 5 to 10% functional quaternary ammonium groups. Other suitable polymers are polyethylene, polyamide, polyvinylchloride, polyvinyl acetate and mixtures thereof. Since such non-degradable polymers do not undergo erosion/degradation, when they are employed, the size of the matrix should not prevent it from leaving the stomach.

The delivery system of the invention further comprises a pharmaceutically effective amount of at least one active drug. This amount, for purposes herein, is that determined by such considerations as are known in the art, and generally means an amount sufficient to prevent, alleviate, treat or cure a disease or disorder. The active agent may be incorporated within the matrix (as a powder, solution, dispersion or any other suitable form) or in combination therewith. By the term “embedded within the matrix” is meant any such incorporation or combination of the drug with the matrix. The active drug embedded in the matrix may be in combination with suitable carriers, diluents and adjuvants, all being inert, non-toxic solid or liquid substances which assist in the delivery of the drug to the target tissue or organ.

The active drug according to the invention may be any drug suitable for preventing, alleviating, treating or curing a disease or disorder within the gastrointestinal tract.

The drug may be a drug having a narrow absorption window in the gastrointestinal tract. Examples of drugs having a narrow absorption window in the gastrointestinal tract are therapeutic nucleic acid sequences or derivatives, antibiotic anti-hypertensive anti-hyperlipidemic agents or ACE inhibitors.

10

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Examples of therapeutic nucleic acid derivatives are acyclovir, AZT or didanosine.

Examples of therapeutic amino acid sequences or their derivatives are gabapentin, levodopa, α-methyldopa, baclofen or valacyclovir or any other therapeutic amino acid sequence or peptidomimetic drug having a narrow absorption window in the gastrointestinal tract.

Examples of antibiotic agents having a narrow absorption window are nitrofurantoin, ciprofloxacin or ß-lactam antibiotic agents such as amoxycillin or cephalexin.

Examples of therapeutic ions are lithium carbonate or citrate, calcium carbonate or citrate:

Other examples of drugs having a narrow absorption window in the gastrointestinal tract are furosemide, allopurinol or atenolol.

Examples of vitamins are riboflavin, ascorbic acid, folic acid or vitamin E.

The anti-hyperlipidemic agent may be pravastatin.

Examples of ACE inhibitors are captopril, benazepril, enalapril cilazapril, fosinopril or ramipril.

Examples of bronchodilators are albuterol or pirbuterol.

In addition to drugs having a narrow absorption window in the gastrointestinal tract, the delivery system of the invention may comprise a drug for local treatment of the gastrointestinal tract. These may be used, for example, in the treatment of neoplasms of the stomach, such as adenocarcinoma of the stomach or gastric lymphoma.

Examples of drugs for the local treatment of the gastrointestinal tract are anti-tumor agents, histamine (H2) blockers, bismuth salts, synthetic prostaglandins or antibiotic agents.

H2 blockers may be cimetidine, famotidine and ranitidine.

11

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Bismuth salts may be bismuth subsalicylate or bismuth subcitrate.

An example of a synthetic prostaglandin is misoprostol.

The anti-tumor drug may be 5-fluorouracil, doxorubicin, mitomycin, semustine, cisplatin, etoposide or methotrexate.

Suitable antibiotic agents may be clarithromycin, amoxycillin metronidazole or a tetracycline.

In addition to the above drugs, which have a narrow absorption window in the gastrointestinal tract or which are intended to local treatment of the gastrointestinal tract, the delivery device of the invention may contain as the active agent a drug which degrades in the colon, for example, metoprolol.

Any agent having a therapeutic effect in the gastrointestinal tract, or which has a narrow absorption window in the gastrointestinal tract or which degrades in the colon, other than the aforementioned agents, may be delivered by the device of the invention. Such agents are well known to the man of the art and may be delivered alone or in combination with other suitable therapeutic agents.

The drug-containing layer (medicament reservoir) may be in the form of a continuous or non-continuous matrix or hydrogel, which contains the drug in solution, dispersion or both. The drug can also be incorporated into the device as a raw powder. In addition, the drug can be first incorporated into controlled release micro- or nanoparticles or micro- or nanospheres, to be combined with the matrix or hydrogel.

12

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The membranes used in the device of the invention have substantial mechanical strength. Such membranes may comprise, for example, cellulose ethers and other cellulose derivatives such as cellulose nitrate, cellulose acetate, cellulose acetate butyrate or cellulose acetate propionate; polyesters, such as polyethylene terephthalate, polystyrene, including copolymers and blends of the same; polylactides, including copolymers thereof with p-dioxanone; polyglycolids, polylactidglycolides; polyolefins, including polyethylene, and polypropylene; fluoroplastics, such as polyvinylidene fluoride and polytetrafluoroetnylene, including copolymers of the same with hexafluoropropylene or ethylene; polyvinylchloride, polyvinylidene chloride copolymers, ethylene vinyl alcohol copolymers, polyvinyl alcohols, ammonium-methacrylate copolymers, and other polyacrylates and polymethacrylates; polyacrylonitriles; polyurethanes: polyphthalamides; polyamides; polyimides; polyamide-imides; polysulfones; polyether sulfones; polyethylene sulfides; polybutadiene; polymethyl pentene; polyphenylene oxide (which may be modified); polyetherimides; polyhydroxyalkanoates; tyrosine derived polyarylates and polycarbonates including polyester carbonates, polyanhydrides, polyphenylene ethers, polyalkenamers, acetal polymers, polyallyls, phenolic polymers, polymelarnine formaldehydes, epoxy polymers, polyketones, polyvinyl acetates and polyvinyl carbazoles.

In one preferred example, the membrane comprises a mixture of 1-poly(lactic acid) (1-PLA) and ethylcellulose, at a ratio of 9:1, respectively.

It may be advantageous to further coat the device of the invention with a non-adhering material, which can be affixed to outer surface/s of the device. Such a material may be any inert, non-swelling material which will prevent self-adhesion of the outer layers (e.g. the matrix or shielding layer) of the device upon hydration thereof. The non-adhering material may be, for example, cellulose or a cellulose derivative, a silicate, such as magnesium silicate or aluminum silicate, or an enteric polymer substantially insoluble at pH less than 5.5. One preferred example for such a material, used as the non-adhering layer, is microcrystalline cellulose.

To facilitate administration, in dosage forms comprising a device in accordance with the invention, the device is preferably folded into a capsule, particularly a gelatin capsule. Such folded devices may further comprise a gas-forming agent, not intended inflation or buoyancy of the device, but rather to provide internal pressure allowing the folded device to unfold after administration of the capsule and its dissolution in the stomach.

The gas-forming agent may be a liquid gas-forming agent which boils at body temperature (34°C-40°C), or a solid gas-forming agent. An example for a solid agent is any suitable carbonate, such as calcium carbonate, sodium carbonate or sodium hydrogen carbonate, with sodium hydrogen carbonate being preferred.

13

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Liquid gas-forming agents may be methyl formate, tetramethyl silane, iso-pentane, isomers of perfluoropentane, diethyl or diethenyl ether.

One example of a device of the invention is illustrated in Figure 1. The device (1) comprises a matrix (100) having a three dimensional configuration, containing the drug. Strips (110), are affixed to the sides of the three dimensional matrix (110), forming a continuous membrane (also referred to as frame) having mechanical strength. The strips (110) are adjacent to each other and the drug-containing matrix is framed within them. The device further comprises shielding layers (120), covered on their exposed laces by non-adhering powder layers (130).

An alternative device (2) is illustrated in Figure 2. As can be seen from the Figure, the strips (210) are affixed to the drug-containing matrix with zaps therebetween, forming a non-continuous frame.

Another embodiment is illustrated in Figure 3. In this embodiment (3), the membrane (310) is comprised of one unit only. It is affixed to the top of the drug-containing matrix (100). Alternatively, the membrane (frame) may be fragmented-continuous as illustrated in the frame of Figure 1, or non-continuous in a manner similar to the frame of Figure 2. Shielding layers (320) are affixed to the bottom of the matrix (300) and onto top of the membrane (310). Anti-adhering powder layers (330) are affixed to the outer sides of the shielding layers. The shielding layers thus sandwich the drug-containing matrix and the mechanically strong membranes affixed thereto.

The continuous or non-continuous membrane (110 in Figure 1 and 210 in Figure 2, respectively) may be comprised of degradable polymer/s, non-degradable polymer-is or mixtures thereof, and due to its high mechanical properties, is intended to prevent the stomach from rapidly diminishing the size of the device, by its natural mechanical activity, which includes contractions, to a size which will enable rapid passage of the device to the intestine.

Gastrointestinal-associated diseases and disorders which may be prevented, alleviated, treated or cured using the delivery system of the invention may include, but are not limited to, peptic ulcer, nonulcer dyspepsia, Zollinger-Ellison syndrome, gastritis, duodenitis and the associated ulcerative lesions, stomach or duodenum neoplasms. Evidently, the device, of the invention may be employed for any other disorder associated with the gastrointestinal tract, as determined by such considerations known to the man of the art.

14

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The device of the invention may have numerous two or three dimensional configurations, such as a disc, a multi-lobed configuration, a triangle or a quadrangle and may be planar or non-planar. When the device has a rectangle geometry, it has preferably surface area and thickness of about 2-8 cm x 1.5-5 cm and 0.1-3 mm, respectively. Preferably the surface area is 5 cm x 2.5 cm and the thickness 0.9 mm.

It is not necessary that the drug or medicament reservoir be uniformly distributed in the inner matrix. For example, if the device has a multi-lobed configuration, it is possible that only some lobes contain the drug or medicament reservoir. Further, the active agent may be incorporated into only one lobe (or into only a part of any other form of the device) as a tablet affixed thereto.

The matrix preferably has the dimensions of about 0.5-7.0 cm x 0.5-4 cm, more preferably 4 cm x 1.5 cm.

The dimensions of the strips forming the membrane are preferably 0.5-7.0 cm x 0.1-1.0 cm, with a thickness of 0.05-2.5 mm, more preferably 2-4.5 cm x0.5 cm, with a thickness of 0.65 mm.

The dimensions of the shielding layers are preferably 2-3 cm x 1.5-5 cm, and more preferably 5 cm x 2.5 cm.

As the surface area of the device is substantially large for easy and convenient swallowing, it may be folded or rolled into a suitable carrier such as a pharmaceutically acceptable capsule. After reaching the stomach, the carrier dissolves and the device unfolds to its original size, resulting in its retention in the stomach for the desired, prolonged period of time. The drug is then released in a controlled manner in the target site.

15

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Examples

Materials and methods

Glycerine, ethyl alcohol and methylene chloride were purchased from Frutarom; enzymatically hydrolyzed gelatin with average molecular weight of 10,000-12,000 was purchased from Croda; methylmethacrylate-methacrylic acid copolymers were provided from Rhom Pharma; 1-PLA with a molecular weight of 427,000 and Mn of 224,500 were purchased from Boehringer Ingelheim; triethyl citrate was provided by Morflex; ethylcellulose was provided by Teva; polyvinyl pyrrolidone was provided by Taro; glutaraldehyde 25% was purchased from Merck; chloroform was purchased from Baker. All solvents were of analytical grade.

The layers of the exemplified devices were prepared by casting the suitable polymer solutions and evaporating the solvents at 37°C or in a laminar hood at ambient temperature. In the preparation of the 1-PLA and ethylcellulose containing layer, chloroform was used as the solvent.

A mixture of 50% ethyl alcohol and 50% NaOH-K2HPO4 buffer (pH 12.7) was employed as a solvent for the preparation of the outer layers (shielding layers), in particular, for those comprising a mixture of a hydrophilic polymer and an enteric polymer.

Example 1 - Riboflavin-containing pharmaceutical devices

A.	A disc of 9.5 cm diameter containing riboflavin (30%) in combination with shellac (70%) was prepared by dissolving shellac in ethyl alcohol (1:10) and dispersing riboflavin in the same. The mixture was then cast and the solvent removed by evaporation at 37°C. The dry disc was cut into 5 cm x 2.5 cm segments.

The cast was then sandwiched within two identical intermediate layers (the shielding layers) prepared by mixing enzymatically hydrolyzed gelatin (48%, average molecular weight 10.000-12,000), methylmethacrylate-methacrylic acid copolymer in a ratio of ester to free carboxylic groups of 2:1 (30%) and glycerine (20%) in a mixture of 50% ethyl alcohol and 50% NaOH-K2HPO4 buffer. Glutaraldehyde (2%), diluted in the same solvent, was added whilst mixing, promptly before casting for cross-linking and evaporation. Contrast threads (0.5 cm long) were added to the cast before final evaporation of the solvent, to allow roentgenographic detection of the device after administration.

16

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The resulting layers were then coated with a thin (outer) layer of microcrystalline cellulose powder (the anti-adhering agent).

In principle, each layer, i.e. the intermediate (shielding) layers and the outer layers, were affixed by applying thereto a solution of ethyl alcohol and allowing the same to dry, such that the intermediate layers were affixed onto the surface of the riboflavin-containing layer (the inner layer), and the microcrystalline cellulose (outer) layers onto the intermediate layers.

The resulting device had a rectangular configuration of about 5 cm x 2.5 cm x 0.75 mm

B.	A rectangular drug-containing layer (the inner layer) was prepared as described in A, and was continuously framed with four 0.5 cm-wide strips (4.5 cm and 2 cm long), containing 1-PLA (90%) and ethyl cellulose (10%) previously dissolved in chloroform and cast. The resulting frame, with no gaps between the strips, provided the device with some degree of mechanical strength. The strips contained threads of a contrast material (the longer strips contained two threads while the shorter strips contained only a single thread).

An intermediate layer (shielding layer) was prepared as described in A. The inner layer was affixed to a shielding layer by applying thereto a solution of ethyl alcohol.

The frame was adhered on the sides of the shielding layer using minute amounts of methylene chloride, which was then evaporated.

The second shielding layer was adhered to the inner layer and the frame using the mentioned solvents, i.e. ethyl alcohol and minute amounts of methylene chloride, respectively.

17

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In this embodiment, one of the shielding layers contained three contrast threads. The longer strips contained two contrast threads each, while the shorter strips contained one contrast thread each.

Then, the intermediate layers were coated with microcrystalline cellulose adhered thereto using ethyl alcohol.

The same principles were used to prepare devices with different characteristics, e.g. thickness of plastic membrane; plastic membrane polymeric constitution; size of device; and size, number and continuity of plastic strips.

Example 2 - In vivo experiments

Beagle dogs (six) were fasted for at least 18 hours before being administered with a delivery device (#1#8). Water was given to the dogs ad libitum. Each dog then received orally, through a gastric tube, 400 ml of buffer (HC1-KC1, pH 1.5), and subsequently the device, folded into a gelatin capsule- (000). The experiment was repeated with six dogs for each of the devices.

Device #1:

The two outer membranes (shielding layers) were identical and were constituted from 48% enzymatically hydrolyzed gelatin with average molecular weight 10,000-12,000, 30% methylmethacrylate-methacrylic acid copolymer at a ratio of ester to free carboxylic groups of 2:1, 20% glycerine and 2% glutaraldehyde, and were covered with a thin layer of microcrystalline cellulose powder.

The matrix comprised 70% shellac and 30% riboflavin.

The thickness of each shielding layer and of the matrix was 0.135 mm and 0.5 mm, respectively. The sizes of the matrix and of the shielding layers which cover the matrix, and therefore of the device was 5 cm x 2.5 cm.

One of the shielding layers contained nine contrast threads which were 0.5 cm long each.

18

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The gluing of all membranes and the microcryitalline cellulose layer was by ethyl alcohol.

Device #2:

The size of the matrix which had the same constitution as in device #1 was 4 cm x 1.5 cm. The two shielding layers were as in device 41.

The matrix had a frame of four plastic strips of a mixture of 90% 1-PLA-10% ethylcellulose. The width of the strips was 0.5 cm. The length of each two scrips was 4.5 cm and 2 cm. The thickness of the strips was 0.65 mm.

The longer strips contained two contrast threads each, while the shorter strips contained one contrast thread each. One of the shielding layers contained three contrast threads.

Gluing the shielding layers to the matrix and the microcrystalline cellulose layer was with ethyl alcohol, while the plastic membrane was adhered using methylene chloride.

Device #3:

The two shielding layers, the matrix and their sizes were as in device #2.

All plastic strips are in the frame of the matrix. Two plastic strips in each side of the longer dimension were in a length of 2.1 cm (altogether four strips). Two plastic strips, one in each side of the shorter dimension, had the same length as in device #2 (2 cm). The thickness of the strips was as in device #2 (0.65 mm) There was a distinct gap of 2 mm between each of the six plastic strips.

Each of the plastic strips contained one contrast thread. One of the shielding layers contained three contrast threads.

The gluing of all layers was as device #2.

Device #4:

The two shielding layers, the matrix and their sizes were as in device #2.

19

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All twelve plastic strips were in the frame of the matrix. Two and four plastic strips in each side of the shorter and longer dimensions of the frame, respectively, were all of the size of 0.5 cm xl cm. The thickness of the strips was as device #2. There was a distinct gap of 2 mm between each of the twelve plastic strips

Each of the plastic strips contained one contrast thread. One of the shielding layers contained three contrast threads.

The gluing of all layers was as in device #2.

Device #5:

The shielding layers, the matrix and the strips were identical in their constituents to device #2.

The size of the matrix was 1.5 cm x 1.5 cm. The size of the four plastic strips was 0.5 cm x 2 cm. The thickness of the strips was as device #2. All plastic strips were in the frame of the matrix. The size of the shielding layers, which cover the matrix and the strips (and therefore is the size of the device) was 2.5 cm x 2.5 cm.

Each strip and one of the shielding layers contained one 0.5 cm long contrast.

The gluing of all layers was as device #2.

Device #6:

The shielding layers, the matrix and their sizes were as in device #2.

The plastic strips were constituted from 97% ethylcellulose-3% triethyl citrate, previously dissolved in methylene chloride and cast. The strips which were in the frame of the matrix were identical in their sizes and thickness to the plastic strips in device #2.

The contrast threads and the gluing of all layers were as device #2.

Device #7:

Device #7 was similar to device #2, but for the thickness of the plastic strips which was 0.2 mm.

20

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Device #8:

Tablets which were constituted from 98% ethylcellulose-2% polyvinyl pyrrolidone were prepared using the wet granulation method. The dimensions of the tablets were 0.8 cm diameter and 0.35 cm thickness.

Each tablet contained two 0.5 cm long contrast threads, positioned perpendicularly one to the other.

X-Ray pictures were then taken after 1, 2, 4, 6, 8 and 13 hours. The results of the GRTs are given in Table 1.

21

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Number of Devices (out of 6) Retained in Stomach

Time (hrs.)	0	1	2	4	6	8	13
Device #
1	6	6	3	2	1	0	0
2	6	6	6	6	6	6	6
3	6	6	6	6	6	5	4
4	6	6	6	5	4	4	4
5	6	6	6	6	5	5	5
6	6	6	6	6	5	4	3
7	6	6	6	6	5	5	5
8	6	6	5	2	0

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CLAIMS:

1)	A pharmaceutical gastroretentive drug delivery system for the controlled release of an active agent in the gastrointestinal tract, which system comprises:

a)	pharmaceutically effective amount of at least one drug;

b)	a matrix having a two- or three-dimensional geometric configuration comprising

(1)	a biodegradable polymer selected from:

i)	a hydrophilic polymer which is not instantly soluble in gastric fluids; and/or

ii)	an enteric polymer substantially insoluble at pH less than 5.5:

iii)	a mixture of at least one said hydrophilic polymer and at least one said enteric polymer; or

(2)	a non-degradable polymer, provided that the matrix formed therefrom has a size that does not retain in the stomach more than a conventional dosage form;

(3)	a mixture of at least one polymers as defined in (1) with at least one polymer as defined in (2);

b)	a continuous or non-continuous membrane affixed to said matrix, said membrane comprising at least one polymer having a substantial mechanical strength; wherein said drug is embedded in said matrix.

2)	The delivery system as claimed in claim 1, further comprising a shielding layer covering at least one face of said matrix and optionally covering all or part of said membrane, said shielding layer comprising a hydrophilic polymer which is not instantly soluble in gastric fluids alone or in combination with an enteric polymer substantially insoluble at pH less than 5.5.

3)	The delivery system as claimed in claim 1 or claim 2, further compromising a suitable plasticizer.

4)	the delivery system as claimed in claim 3, wherein said plasticizer is contained in said shielding layer.

NOTE: PORTIONS OF THIS EXHIBIT ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE REGISTRANT TO THE SECURITIES AND EXCHANGE COMMISSION (“COMMISSION”). SUCH PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION AND ARE MARKED WITH A “[***]” IN PLACE OF THE REDACTED LANGUAGE.

5)	The delivery system as claimed in any one of claims 1 to 4, further comprising at least one gas-forming agent.

6)	The delivery system as claimed in claim 1, further comprising an anti-adhering layer affixed to at least one outer face thereof.

7)	The delivery system as claimed in claim 2, further comprising an anti-adhering layer affixed to the at least one outer face thereof.

8)	The delivery system as claimed in any one of claims 1 to 7, wherein said drug is a drug having a narrow absorption window in the gastrointestinal tract.

9)	The delivery system as claimed in claim 8 wherein said drug is a therapeutic nucleic acid or amino acid sequence, a nucleic acid or amino acid derivative, a pepridomimetic drug, an antibiotic a therapeutic ion, a vitamin, a bronchodilator, an anti-gout agent, an anti-hypertensive agent a diuretic agent, an anti-hyperlipidemic agent or an ACE inhibitor.

10)	The delivery system as claimed in claim 9, wherein said therapeutic nucleic acid derivative is acyclovir, AZT or didanosine.

11)	The delivery system as claimed in claim 9, wherein said therapeutic amino acid derivative is gabapentin, levodopa, a-methyldopa, baclofen or valacyclovir or any other therapeutic amino acid sequence or derivative having a narrow absorption window in the gastrointestinal tract.

12)	The delivery system as claimed in claim 9, wherein said antibiotic is nitrofurantoin; ciprofloxacin or a ß-lactam antibiotic selected from amoxycillin or cephalexin.

13)	The delivery system as claimed in claim 9, wherein said ion is lithium carbonate or citrate, calcium carbonate or citrate.

14)	The delivery system as claimed in claim 9, wherein said drug is pravastatin, furosemide, allopurinol or atenolol.

NOTE: PORTIONS OF THIS EXHIBIT ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE REGISTRANT TO THE SECURITIES AND EXCHANGE COMMISSION (“COMMISSION”). SUCH PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION AND ARE MARKED WITH A “[***]” IN PLACE OF THE REDACTED LANGUAGE.

15)	The delivery system as claimed in claim 9, wherein said vitamin is riboflavin, ascorbic acid, folic acid or vitamin E.

16)	The delivery system as claimed in claim 9, wherein said ACE inhibitor is captopril, benazepril, enalapril, cilazapril, fosinopril or ramipril.

17)	The delivery system as claimed in claim 9, wherein said bronchadilator is albuterol or pirbuterol.

18)	The delivery system as claimed in any one of claim 1 to 7, wherein said drug is a drug for local treatment of the gastrointestinal tract.

19)	The delivery system as claimed in claim 18 wherein said drug is an anti-tumor agent, a histamine (H2) blocker, a bismuth salt, a synthetic prostaglandin or an antibiotic agent.

20)	The delivery system as claimed in claim 18, wherein said H2 blacker is cimetidine, famotidine or ranitidine.

21)	The delivery system as claimed in claim 18, wherein said bismuth salt is subsalicylate or subcitrate.

22)	The delivery system as claimed in claim 18, wherein said synthetic prostaglandin is misoprostol.

23)	The delivery system as claimed in claim 18, wherein said anti-tumor drug is 5-fluorouracil, doxorubicin, mitomycin, semustine, cisplatin, etoposide or methotrexate.

24)	The delivery system as claimed in claim 18, wherein said antibiotic agent is clarithromycin, metronidazole, amoxycillin or a tetracycline.

25)	The delivery system as claimed in any one of claims 1 to 7, wherein said active agent degrades in the colon and is preferably metoprolol.

NOTE: PORTIONS OF THIS EXHIBIT ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE REGISTRANT TO THE SECURITIES AND EXCHANGE COMMISSION (“COMMISSION”). SUCH PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION AND ARE MARKED WITH A “[***]” IN PLACE OF THE REDACTED LANGUAGE.

26)	The delivery system as claimed in claim 1 or claim 2 wherein said hydrophilic polymer is a protein, a polysaccharide, a polyacrylate, a hydrogel or a derivative of such polymers.

27)	The delivery system as claimed in claim 26, wherein said protein is a protein derived from connective tissue selected from gelatin and collagen; or an albumin selected from serum albumin, milk albumin and soy alb umin.

28)	The delivery system as claimed in claim 26, wherein said polysaccharide is sodium alginate or carboxymethylcellulose.

29)	The delivery system as claimed in claim 26, wherein said polyacrylate is polyhydroxyethylrnethacrylate.

31)	The delivery system as claimed in claim 1 or claim 2, wherein said hydrophilic polymer is cross-linked with a suitable cross-linking agent.

32)	The delivery system as claimed in claim 31, wherein said cross-linking agent is glutaraldehyde.

33)	The delivery system as claimed in claim 32, wherein said hydrophilic polymer is an enzymatically hydrolyzed cross-linked gelatin or derivative thereof.

34)	The delivery system as claimed in claim 1 or claim 2, wherein said enteric polymer is selected from the group consisting of shellac, cellulose acetate phthalate, hydroxypropyl methylcellulose phthalate, hydroxypoipyl methylceilulose acetate succinate or methylmethacrylate-methacrylic acid copolymers, preferably having a ratio of ester to free carboxylic groups of 2:1.

35)	The delivery system as claimed in claim 1 or in claim 2, comprisine mixture of said hydrophilic polymer and said enteric polymer.

36)	The delivery system as claimed in claim 1 or claim 2, wherein said non-degradable polymer is selected from ethylcellulose, a copolymer of acrylic acid and methacrylic acid esters, having from about 5 to 10% functional quaternary ammonium groups, polyethylene, polyamide, polyvinylchloride, polyvinyl acetate or mixtures thereof.

NOTE: PORTIONS OF THIS EXHIBIT ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE REGISTRANT TO THE SECURITIES AND EXCHANGE COMMISSION (“COMMISSION”). SUCH PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION AND ARE MARKED WITH A “[***]” IN PLACE OF THE REDACTED LANGUAGE.

37)	The delivery system as claimed in claim 1, wherein said membrane comprises degradable polymer/s, non-degradable polymer/s or mixtures thereof.

38)	The delivery system as claimed in claim 37, wherein said membrane is comprised of a mixture of 1-poly(lactic acid) (1-PLA) and ethycellulose at a ratio of 9:1, respectively.

39)	The delivery system as claimed in claim 6, wherein said anti-adhering layer comprises a pharmaceutically acceptable cellulose or derivative thereof, silicate or an enteric polymer substantially insoluble at pH less than 5.5.

40)	The delivery system as claimed in claim 39, wherein said non-adhering layer is microcrystalline cellulose.

41)	The delivery system as claimed in claim 3 or 4, wherein said plasticizer is an ester selected from phthalate esters, phosphate esters, citrate esters fatty acid esters and tartarate esters, glycerine or glycol derivatives or sorbitol.

42)	The deliver system as claimed in claim 41, wherein said plasticizer is glycerine.

43)	The delivery system as claimed in claim 5, wherein said gas-forming agent is a liquid gas-forming agent which boils at body temperature or a solid gas-forming agent, preferably a pharmaceutically acceptable carbonate.

44)	The delivery system as claimed in claim 43, wherein said liquid agent is methyl formate, diethyl or diethenyl ether or n-pentane, iso-pentane or a perfluoropentane isomer or tetramethyl silane.

45)	The delivery system as claimed in claim 43, wherein said solid agent is selected from calcium carbonate, sodium carbonate or sodium hydrogen carbonate.

NOTE: PORTIONS OF THIS EXHIBIT ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE REGISTRANT TO THE SECURITIES AND EXCHANGE COMMISSION (“COMMISSION”). SUCH PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION AND ARE MARKED WITH A “[***]” IN PLACE OF THE REDACTED LANGUAGE.

46)	Use of the delivery system as claimed in any one of claims 18 to 24 in the treatment of gastrointestinal associated disorders selected from peptic ulcer, nonulcer dyspepsia, Zollinger-Ellison syndrome, gastritis duodenitis and the associated ulcerative lesions, stomach or duodenum neoplasms.

47)	The delivery system as claimed in any one of the preceding claims, having the form of a disc, multi-lobed configuration, a triangle or a quadrangle, said system being planar or non-planar.

48)	The delivery system as claimed in claim 39, having a planar rectangular geometric configuration, wherein said rectangle is of 2-8cm x 1.5-5cm.

49)	The delivery system as claimed in claim 48, having the size of 5cm x 2.5cm.

50)	The delivery system as claimed in any one of the preceding claims being folded into a suitable capsule.

51)	The delivery system as claimed in any one of the preceding claims substantially as herein described.

52)	The delivery system as claimed in any one of the preceding claims substantially as herein exemplified.

53)	The delivery system as claimed in any one of claims 1 to 7 for medical or veterinary use.

54)	A capsule containing a system as claimed in any one of claims 1 to 53.

LTD.

CONFIDENTIAL

3 SHEETS

SHEET No. 1

1
130
120
110
110
110
100
110
120
130

Fig. 1

N LTD.

3 SHEETS
SHEET No. 2

2
230
220
210
210
210
200
210
220
230

Fig. 2

SIUM LTD. CONFIDENTIAL 3 SHEETS
SHEET No. 3

3
330
320
310
300
320
330

Fig. 3

NOTE: PORTIONS OF THIS EXHIBIT ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE REGISTRANT TO THE SECURITIES AND EXCHANGE COMMISSION (“COMMISSION”). SUCH PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION AND ARE MARKED WITH A “[***]” IN PLACE OF THE REDACTED LANGUAGE.

APPENDIX D — DISCOUNTED ROYALTIES

The Company will make the following payments to Yissum:

Year	Date	Sum ($)
1	Upon signing this Agreement	252,495
2	01.06.2001	123,216
2	01.12.2001	123,216
3	01.06.2002	126,648
3	01.12.2002	126,648

All payments will be paid in NIS according to the representative rate of the dollar on the day of payment, plus VAT.

NOTE: PORTIONS OF THIS EXHIBIT ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE REGISTRANT TO THE SECURITIES AND EXCHANGE COMMISSION (“COMMISSION”). SUCH PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION AND ARE MARKED WITH A “[***]” IN PLACE OF THE REDACTED LANGUAGE.

APPENDIX E — ROYALTIES

1.	The Company will pay to Yissum 3% royalties from the net sales of the products from the first date of commercial sale in each country.

2.	The Company shall be required to pay Yissum 30% of any payment or benefit of any sort or nature the Company may receive from the Sub-License.

NOTE: PORTIONS OF THIS EXHIBIT ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE REGISTRANT TO THE SECURITIES AND EXCHANGE COMMISSION (“COMMISSION”). SUCH PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION AND ARE MARKED WITH A “[***]” IN PLACE OF THE REDACTED LANGUAGE.

Appendix “F” — Development Plan

The development plan as we see it will consist of two fundamental stages:

Stage A - In this stage the post - developed pharmaceutical product should demonstrate gastro retentive properties of a therapeutic drug in clinical trials this stage will be carried out in a structure that will enable us to collect data and useful information for further steps towards FDA approval in later stages.

Stage B - The objective of this stage, in the preliminary clinical trials, is to show an increase in drug absorption [in narrow absorption window drugs] and/or prolonged action [in short half - life drugs].

This stage will also determine the kind of drugs, which are more likely to be the subject of a further study in order to combine them together.

NOTE: PORTIONS OF THIS EXHIBIT ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE REGISTRANT TO THE SECURITIES AND EXCHANGE COMMISSION (“COMMISSION”). SUCH PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION AND ARE MARKED WITH A “[***]” IN PLACE OF THE REDACTED LANGUAGE.

“Appendix G”

I, the undersigned ______________________________, do hereby declare that I have knowledge of research on the subject and that it is funded by

1.	I do hereby undertake to keep secret and to do all in my power to prevent unauthorized disclosure of all information brought to my knowledge retarding the above research. I do further hereby consent to refrain from making public any work, report of work, or any other information concerning the above project, or to present in any other manner any work, report or information in writing and/or orally, without prior permission from Yissum and ________________________________. This undertaking does not include information already disclosed in publication generally in the public domain and under the contract dated ___________________________ between Yissum and

2.	It is hereby agreed that the undertaking of section 1 above does not apply to these dissertations presented by candidates for Masters and Doctoral Degrees, to internal referee committees of the University, who will themselves ensure that such information is not received by unauthorized bodies.

3.	In addition to all the above, I do also undertake to fully observe the instructions of the University administrative authorities as published by The Hebrew University of Jerusalem (Order No. 15-001 and 15-011).

4.	I do hereby undertake to keep all the above secret and not to transfer to any person or persons, at any time, any information, in any way connected with the above subject without receiving the written permission of both Yissum and _______________________________.

Signature	Date

/s/ Michael Friedman
Form No.

Israel I.D. Card/Passport Number

NOTE: PORTIONS OF THIS EXHIBIT ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE REGISTRANT TO THE SECURITIES AND EXCHANGE COMMISSION (“COMMISSION”). SUCH PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION AND ARE MARKED WITH A “[***]” IN PLACE OF THE REDACTED LANGUAGE.

Append. “H”

Sub-Licensee's undertakings

Yissum Research Development Company

of The Hebrew University of Jerusalem

46 Jabotinsky Street

P.O.B. 4279

Jerusalem 91042

Israel

All the expressions and definitions in this letter will have the meaning as in the agreement signed between Yissum Research Development Company of the Hebrew University of Jerusalem and

Between ___________________ ; dated _____________

Whereas the Company has been granted a License; and:

Whereas we the undersigned have been granted a Sub-License (hereinafter “the Sub-License”); and

Whereas the License and Sub-License are subject to certain conditions as defined in the Agreement:

Accordingly, we undertake as follows:

1.	We have read the Agreement and are familiar with all its terms and conditions which shall be binding upon us. The Sub-License validity shall at all times be conditioned on the validity of the License and shall terminate in whole or in part upon termination of the License or any part thereof.

2.	The Sub-License has been granted to us on the condition that we undertake to fully abide by the terms and conditions of the Agreement.

3.	We undertake to accept and be bound by any decision or ruling or an Israeli court or Israeli arbitration. We expressly waive the right to submit any claim, or challenge such decisions or rulings outside the appropriate court in Jerusalem, and we waive the right to motion for an injunction against the Company or Yissum in case of termination of the License.

_________________ day of _________________ Signed this